UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

_____________________

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

_____________________

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TSR, Inc.

(Name of Registrant as Specified in Its Charter)

_____________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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TSR, Inc.
400 OSER AVENUE, SUITE 150
HAUPPAUGE, NY 11788

Dear Stockholders:

The 2018 Annual Meeting of Stockholders (the “2018 Annual Meeting”) of TSR, Inc. (“TSR” or the “Company”) has been rescheduled and will be held at the Radisson Hotel, 110 Vanderbilt Motor Parkway, Hauppauge, New York 11788, on October 22, 2019 at 9:00 a.m. local time. The Board of Directors of the Company (the “Board”) previously postponed the 2018 Annual Meeting in order to provide the Company with additional time to review and respond to stockholder proposals made by Zeff Capital, L.P. (“Zeff”), to afford the Special Committee of the Board additional time to consider various strategic alternatives available to the Company, and to assess and respond to various ongoing stockholder lawsuits.

On August 30, 2019, the Company entered into a Settlement and Release Agreement (the “Settlement Agreement”) and a Share Repurchase Agreement (the “Repurchase Agreement”) with Zeff, Zeff Holding Company, LLC and Daniel Zeff, QAR Industries, Inc. and Robert Fitzgerald, and Fintech Consulting, LLC and Tajuddin Haslani (collectively, the “Investor Parties”). Pursuant to the Settlement Agreement, (1) Zeff agreed to cease all efforts related to its own proxy solicitation and to withdraw each proposal and director nomination that Zeff previously put forth for consideration at the 2018 Annual Meeting, (2) the Company and the Investor Parties settled all disputes and pending litigation between the parties, (3) the Company agreed to make a settlement payment to the Investor Parties of $1,543,287.50 (the “Settlement Payment”) and (4) the Company agreed to reschedule the 2018 Annual Meeting for October 22, 2019. The Company had previously rescheduled the 2018 Annual Meeting for September 13, 2019.

Pursuant to the Repurchase Agreement, the Company may purchase from the Investor Parties 633,074 shares of common stock, par value $0.01 per share (the “Common Stock”) at a purchase price of $6.25 per share and Christopher Hughes, the Chairman and Chief Executive Office of the Company, may purchase 320,000 shares of Common Stock from the Investor Parties at a purchase price of $6.25 per share.

The matters on which you, as a stockholder of the Company, are being asked to vote at the 2018 Annual Meeting are: 1) the election of two (2) Class I directors and 2) the ratification of the appointment of CohnReznick LLP as the independent registered public accountants of the Company for the fiscal year ended May 31, 2019.

The Company believes that voting in accordance with the Board’s recommendations on the proposed matters is in the best interest of all stockholders. Your vote is extremely important.

Please vote your shares (1) FOR the election of the TSR Slate (as defined herein) as Class I Directors, which under the circumstances described in the attached Proxy Statement (see Proposal 1 — Election of Directors), will be deemed to be a vote for the Zeff Slate (as defined herein) and (2) FOR the ratification of CohnReznick LLP as independent registered public accountant as soon as possible, even if you plan to attend the meeting, by signing, dating and returning the WHITE proxy card in the enclosed postage pre-paid envelope, or by authorizing your proxy electronically via the Internet using the Internet address on the WHITE proxy card, or by telephone using the toll-free number on the WHITE proxy card.

Voting now will not limit your right to change your vote or to attend the 2018 Annual Meeting. A Notice and Proxy Statement regarding the 2018 Annual Meeting, proxy card for your vote, and postage prepaid envelope in which to return your proxy card are enclosed.

By Order of the Board of Directors,
John G. Sharkey, Secretary

Hauppauge, New York

October 4, 2019

TSR, Inc.
400 OSER AVENUE, SUITE 150
HAUPPAUGE, NY 11788

NOTICE OF 2018 ANNUAL MEETING OF STOCKHOLDERS
to be held on October 22, 2019

NOTICE IS HEREBY GIVEN that the 2018 Annual Meeting of Stockholders (the “2018 Annual Meeting”) of TSR, Inc. (“TSR” or the “Company”), a Delaware corporation, will be held at the Radisson Hotel, 110 Vanderbilt Motor Parkway, Hauppauge, New York 11788, on October 22, 2019 at 9:00 a.m. local time, to consider and act upon the following matters:

1.      To elect two (2) Class I Directors;

2.      To ratify the appointment by the Audit Committee of the Board of Directors and the Board of Directors of CohnReznick LLP as the independent registered public accountants of the Company to audit and report on its consolidated financial statements for the fiscal year ending May 31, 2019; and

3.      To transact such other business as may properly come before the 2018 Annual Meeting or any adjournment thereof.

On August 30, 2019, the Company entered into a Settlement and Release Agreement (the “Settlement Agreement”) and a Share Repurchase Agreement (the “Repurchase Agreement”) with Zeff Capital, L.P., Zeff Holding Company, LLC and Daniel Zeff, QAR Industries, Inc. and Robert Fitzgerald, and Fintech Consulting, LLC and Tajuddin Haslani (collectively, the “Investor Parties”). Pursuant to the Settlement Agreement, (1) Zeff agreed to cease all efforts related to its own proxy solicitation and to withdraw each proposal and director nomination that Zeff previously put forth for consideration at the 2018 Annual Meeting, (2) the Company and the Investor Parties settled all disputes and pending litigation between the parties, (3) the Company agreed to make a settlement payment to the Investor Parties of $1,543,287.50 (the “Settlement Payment”) and (4) the Company agreed to reschedule the 2018 Annual Meeting for October 22, 2019. The Company had previously rescheduled the 2018 Annual Meeting for September 13, 2019.

Pursuant to the Repurchase Agreement, the Company may purchase from the Investor Parties 633,074 shares of common stock, par value $0.01 per share (the “Common Stock”) at a purchase price of $6.25 per share and Christopher Hughes, the Chairman and Chief Executive Office of the Company, may purchase 320,000 shares of Common Stock from the Investor Parties at a purchase price of $6.25 per share.

Stockholders of record at the close of business on October 1, 2019 will be entitled to vote at the 2018 Annual Meeting or any adjournments thereof. A list of stockholders entitled to vote at the 2018 Annual Meeting will be open for examination by any stockholder of the Company, for any purpose germane to the 2018 Annual Meeting, during ordinary business hours at the offices of the Company for the ten-day period prior to the date of the 2018 Annual Meeting.

Your vote is extremely important.

We request that you vote your shares (1) FOR the election of the TSR Slate (as defined herein) as Class I Directors, which under the circumstances described in the attached Proxy Statement (see Proposal 1 — Election of Directors), will be deemed to be a vote for the Zeff Slate (as defined herein) and (2) FOR the ratification of CohnReznick LLP as independent registered public accountant by signing and dating the enclosed WHITE proxy card and returning it in the enclosed postage-paid envelope or by voting via Internet or by telephone by following the instructions provided on the enclosed WHITE proxy card as soon as possible.

By Order of the Board of Directors,
John G. Sharkey, Secretary

Hauppauge, New York

October 4, 2019

WHETHER OR NOT YOU EXPECT TO ATTEND THE 2018 ANNUAL MEETING, PLEASE ENSURE THAT YOUR SHARES ARE REPRESENTED AT THE 2018 ANNUAL MEETING BY VOTING IN ONE OF THE FOLLOWING WAYS:

(1)    VIA THE INTERNET — GO TO THE WEBSITE DESIGNATED ON THE ENCLOSED WHITE PROXY CARD.

(2)    BY TELEPHONE — CALL THE TELEPHONE NUMBER DESIGNATED ON THE ENCLOSED WHITE PROXY CARD.

(3)    BY MAIL — COMPLETE, DATE, AND SIGN THE ENCLOSED WHITE PROXY CARD AND MAIL IT IN THE ENCLOSED, SELF-ADDRESSED ENVELOPE. NO POSTAGE IS NEEDED IF THE WHITE PROXY CARD IS MAILED WITHIN THE UNITED STATES.

YOUR PROMPT RESPONSE IS HELPFUL AND YOUR COOPERATION WILL BE APPRECIATED.

i

TSR, Inc.
400 Oser Avenue, Suite 150
Hauppauge, NY 11788

2018 ANNUAL MEETING OF STOCKHOLDERS
to be held on October 22, 2019

PROXY STATEMENT

This solicitation of proxies is being made by the Board of Directors (the “Board”) of TSR, Inc. (“TSR” or the “Company”) for use at the 2018 Annual Meeting of the Stockholders of the Company (the “2018 Annual Meeting”) to be held at the Radisson Hotel, 110 Vanderbilt Motor Parkway, Hauppauge, New York 11788, on October 22, 2019 at 9:00 a.m. or at any postponement or adjournment thereof. The Board and officers and employees of the Company will solicit proxies by mail, telephone and personal contact for no additional compensation. The Company has also retained Alliance Advisors LLC (“Alliance”) to aid in the solicitation of banks, brokers, institutional and other stockholders.

This Proxy Statement (“Proxy Statement”), the enclosed form of proxy and the Company’s Annual Report for the fiscal year ended May 31, 2018 shall be mailed on or about October 4, 2019 to holders of record of shares of the Company’s common stock, par value $.01 per share (“Common Stock”), as of October 1, 2019, using the full set delivery option pursuant to Rule 14a-16(n) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company’s Annual Report for the fiscal year ended May 31, 2019 will also be mailed to Stockholders of record as of October 1, 2019 together with the materials described above. Only Stockholders of record at the close of business on October 1, 2019 are entitled to vote at the 2018 Annual Meeting. On October 1, 2019 there were 1,962,062 shares of Common Stock issued and outstanding.

Important Notice Regarding the Internet Availability of Proxy Materials
for the Stockholders Meeting to be held on October 22, 2019

This Proxy Statement, a copy of the form of proxy and the Company’s Annual Reports for the fiscal years ended May 31, 2018 and May 31, 2019 are also available on the Investor Relations page of our website at www.tsrconsulting.com.

QUESTIONS & ANSWERS ABOUT THIS PROXY SOLICITATION

The following are some of the questions that you may have about this Proxy Statement and the answers to those questions. The information in this section does not provide all of the information that may be important to you with respect to this Proxy Statement. Therefore, we encourage you to read the entire Proxy Statement, which was first distributed beginning on or about October 4, 2019, for more information about these topics.

Why am I receiving these materials?

TSR has made these materials available to you in connection with the Company’s solicitation of proxies for use at the 2018 Annual Meeting to be held at the Radisson Hotel, 110 Vanderbilt Motor Parkway, Hauppauge, New York 11788, on October 22, 2019 at 9:00 a.m., or at any postponement or adjournment thereof. The Company, on behalf of the Board, is soliciting your proxy to vote your shares at the 2018 Annual Meeting. We solicit proxies to give stockholders of record an opportunity to vote on matters that will be presented at the 2018 Annual Meeting. You are invited to attend the 2018 Annual Meeting and are requested to vote on the proposals described in this Proxy Statement.

What is being voted on at the 2018 Annual Meeting?

The Company is aware of two (2) matters that stockholders may vote on at the 2018 Annual Meeting. These matters are listed on the Company’s proxy card. The two matters listed on the Company’s proxy card are as follows:

1.      The election to the Board of two (2) Class I nominees (Proposal No. 1); and

2.      The ratification of the appointment of CohnReznick LLP as the Company’s independent registered public accounting firm for the fiscal year ending May 31, 2019 (Proposal No. 2).

How does the Board of TSR recommend that I vote?

At the 2018 Annual Meeting, the Board of TSR recommends that you vote your shares:

1.      “FOR” the election of the TSR Slate (as defined herein) as Class I Directors, which under the circumstances described herein (see Proposal 1 — Election of Directors), will be deemed to be a vote for the Zeff Slate (as defined herein) (Proposal No. 1); and

2.      “FOR” the ratification of the appointment of CohnReznick LLP as the Company’s independent registered public accounting firm for the fiscal year ending May 31, 2019 (Proposal No. 2).

IT IS EXTREMELY IMPORTANT THAT YOUR SHARES BE REPRESENTED AND VOTED AT THE
2018 ANNUAL MEETING.

THE BOARD UNANIMOUSLY RECOMMENDS (1) A VOTE “FOR” THE TSR SLATE (AS DEFINED HEREIN) AS CLASS I DIRECTORS, WHICH UNDER THE CIRCUMSTANCES DESCRIBED HEREIN (SEE PROPOSAL 1 — ELECTION OF DIRECTORS), WILL BE DEEMED TO BE A VOTE FOR THE ZEFF SLATE (AS DEFINED HEREIN) AND (2) “FOR” THE RATIFICATION OF THE APPOINTMENT OF COHNREZNICK LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

PLEASE VOTE TODAY. TO VOTE, PLEASE SIGN, DATE AND RETURN THE WHITE PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED, OR BY INTERNET, OR BY TELEPHONE.

Who is entitled to vote at the 2018 Annual Meeting?

Stockholders of record of shares of Common Stock, at the close of business on October 1, 2019 (the “Record Date”) are entitled to vote at the 2018 Annual Meeting or any postponement or adjournment thereof. Each share of Common Stock is entitled to one vote on each matter to be voted on. As of the record date, there were 1,962,062 shares of Common Stock issued and outstanding. There are no other voting securities of the Company outstanding.

What is the difference between a stockholder of record and a beneficial owner of shares held in street name?

Stockholder of Record.    If your shares are registered directly in your name with the Company’s transfer agent, Continental Stock Transfer & Trust Company, you are considered the stockholder of record with respect to those shares, and the Notice was sent directly to you by the Company.

Beneficial Owner of Shares Held in Street Name.    If your shares are held in an account at a brokerage firm, bank, broker-dealer, or other similar organization, then you are the “beneficial owner” of shares held in “street name,” and a Notice was forwarded to you by that organization. As a beneficial owner, you have the right to instruct your broker, bank, trustee, or nominee how to vote your shares. Your broker is required to vote your shares in accordance with your instructions. If you do not give instructions to your broker, your broker will not be able to vote your shares on any proposals other than Proposal No. 2. It is very important to instruct your broker how to vote your shares by following their voting instructions.

How do I vote?

Stockholder of Record.    If you are a stockholder of record you can vote in any one of four ways:

1.      Via the Internet.    You may vote by proxy via the Internet by following the instructions provided on the enclosed WHITE proxy card.

2.      By Telephone.    You may vote by proxy by calling the toll-free number found on the enclosed WHITE proxy card.

3.      By Mail.    You may vote by proxy by filling out the WHITE proxy card and returning it in the envelope provided.

4.      In person.    You may vote in person at the 2018 Annual Meeting by requesting a ballot from an usher when you arrive. You must bring valid picture identification such as a driver’s license or passport and may be requested to provide proof of stock ownership, such as a stock certificate, a record of purchase from your brokerage firm, if applicable, or a record of ownership from TSR’s transfer agent, as of the Record Date.

Beneficial Owner of Shares Held in Street Name.    If your shares are held in an account at a brokerage firm, bank, broker-dealer, or other similar organization, then you are the “beneficial owner” of shares held in “street name” and you can vote in any one of two ways:

1.      Broker Instructions.    A Notice was forwarded to you by a brokerage firm, bank, broker-dealer, or other similar organization. As a beneficial owner, you have the right to instruct your broker, bank, trustee, or nominee how to vote your shares. Your broker is required to vote your shares in accordance with your instructions. If you do not give instructions to your broker, your broker will not be able to vote your shares for any nominees. It is very important to instruct your broker how to vote your shares by following their voting instructions.

2.      In person.    If you are a beneficial owner of shares held in street name and wish to vote in person at the 2018 Annual Meeting, you must obtain a “legal proxy” from the organization that holds your shares. A legal proxy is a written document that will authorize you to vote your shares held in street name at the 2018 Annual Meeting. Please contact the organization that holds your shares for instructions regarding obtaining a legal proxy. You must bring a copy of the legal proxy to the 2018 Annual Meeting and ask for a ballot from an usher when you arrive. You must also bring valid picture identification such as a driver’s license or passport. In order for your vote to be counted, you must hand both the copy of the legal proxy and your completed ballot to an usher to be provided to the inspector of election.

How many votes are required to approve each proposal?

1.      Proposal No. 1 — Election to the Company’s Board of two (2) Class I nominees named in this Proxy Statement. Candidates for election as members of the Board who receive the highest number of votes, up to the number of directors to be chosen, shall stand elected; an absolute majority of the votes cast is not a prerequisite to the election of any candidate to the Board, nor is it a prerequisite to election for a candidate to receive more affirmative votes than authority withheld votes. A proxy that withholds authority with respect to the election of any or all nominees will be counted for purposes of determining whether there is a quorum, but, with respect to any specific nominee, will not be considered to have been voted for such nominee. Broker non-votes, if any, are not considered votes cast and will have no effect.

2.      Proposal No. 2 — Ratification of the appointment of CohnReznick LLP as the Company’s independent registered public accounting firm for the fiscal year ending May 31, 2019. Adoption of this proposal requires the affirmative vote of the holders of a majority of the stock having voting power present in person or represented by proxy at the 2018 Annual Meeting and entitled to vote. Abstentions will be counted as represented and entitled to vote and will have the effect of a negative vote on the proposal.

What is the deadline for submitting proxies?

Proxies can be submitted until the polls are closed at the 2018 Annual Meeting. If you are voting via the internet or telephone, you must submit your proxy by 11:59 p.m., Eastern Time, the day prior to the 2018 Annual Meeting. However, to be sure that the Company receives your proxy in time to utilize it, please provide your proxy as early as possible.

May I change or revoke my vote after I return my proxy card?

Each proxy granted is revocable and may be revoked at any time prior to its exercise by advising the Company in writing of its revocation. In addition, a stockholder who attends the 2018 Annual Meeting in person may, if the stockholder wishes, vote by ballot at the 2018 Annual Meeting, thereby canceling any proxy previously given. If you are a beneficial owner of shares held in street name and wish to vote in person at the 2018 Annual Meeting, you must obtain a “legal proxy” from the organization that holds your shares.

How many shares are required to be present to hold the 2018 Annual Meeting?

A quorum is necessary to hold a valid meeting of stockholders. The presence, in person or by proxy, of a majority of the issued and outstanding shares of Common Stock entitled to vote as of the Record Date constitutes a quorum at the 2018 Annual Meeting. Abstentions will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum with respect to any matter, but will not be counted as votes in favor of such matter. If a broker holding stock in “street name” indicates on the proxy card that it does not have discretionary authority as to certain shares to vote on a matter, those shares will not be considered as present and entitled to vote with respect to that matter.

What happens if I do not give specific voting instructions?

If you are a stockholder of record and submit your signed and dated WHITE proxy card but do not make specific choices with respect to the proposals, your proxy will follow the Board’s recommendations and your shares will be voted (1) “FOR” the election of the TSR Slate as Class I Directors, which under the circumstances described herein (see Proposal 1 — Election of Directors), will be deemed to be a vote for the Zeff Slate (as defined herein) and (2) “FOR” the ratification of CohnReznick LLP as the Company’s independent registered public accountants under Proposal No. 2.

If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions then, under applicable rules, the organization that holds your shares may generally vote on “routine” matters but cannot vote on “non-routine” matters. If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, that organization will inform the inspector of election that it does not have the authority to vote on that matter with respect to your shares. This is generally referred to as a “broker non-vote.”

Which ballot measures are considered “routine” or “non-routine”?

The election of directors (Proposal No. 1) is considered a non-routine matter under applicable rules. A broker cannot vote without instructions on non-routine matters, and therefore broker non-votes may exist in connection with Proposal No. 1. Broker non-votes will have no effect on Proposal No. 1.

The proposal to ratify the appointment of CohnReznick LLP as the Company’s independent registered public accounting firm for the fiscal year ending May 31, 2019 (Proposal No. 2) is considered a routine matter under applicable rules. A broker may generally vote on routine matters, and therefore no broker non-votes are expected to exist in connection with Proposal No. 2.

Who will count the vote?

All votes will be tabulated by the inspector of election appointed for the 2018 Annual Meeting. The inspector of election will separately tabulate affirmative votes, authority withheld and broker non-votes with regard to the election of directors under Proposal No. 1 and affirmative votes, negative votes, and abstentions with regard to the vote to approve the ratification of the appointment of CohnReznick LLP as the Company’s independent registered public accountants for the fiscal year ending May 31, 2019 under Proposal No. 2.

When will the voting results be disclosed?

The Company will publish voting results in a current report on Form 8-K that we will file with the Securities and Exchange Commission (“SEC”) within four business days following the 2018 Annual Meeting. If on the date of this filing the inspector of election for the 2018 Annual Meeting has not certified the voting results as final, the Company will announce that the results are not final and publish the final results in a subsequent amended Form 8-K filing within four business days after the final voting results are known.

How can I attend the 2018 Annual Meeting?

Directions to attend the 2018 Annual Meeting where you may vote in person can be found on the “Contact Us” section of our website at www.tsrconsulting.com.

Whom should I contact if I have any questions regarding this proxy solicitation?

Generally, stockholders who have questions or concerns and wish to communicate with the Board should follow the instructions contained under the section of this Proxy Statement entitled “Stockholder Communications with Directors.”

If you have questions or require assistance in voting your shares, you should call Alliance Advisors LLC, TSR’s proxy solicitor for the 2018 Annual Meeting, toll-free at 855-643-7308.

BACKGROUND OF THIS PROXY SOLICITATION

The Board and the Company’s management regularly evaluate the Company’s performance, future growth prospects and overall strategic direction, and consider strategies for improving the Company’s competitive position and enhancing shareholder value. In considering the strategic direction and opportunities to enhance shareholder value, the Board and the Company occasionally receive and evaluate input from Company stockholders and determine whether any such recommendations are in the best interests of the Company and its stockholders.

On May 18, 2017, the Board received a letter from Zeff Capital, L.P. (“Zeff”), dated May 17, 2017. The letter described Zeff as the Company’s largest outside shareholder, owning approximately 7.2% of the Company’s Common Stock and indicated that Zeff was interested in purchasing the entire Company at a cash purchase price of $6.15 per share. The letter was also attached as an exhibit to a Schedule 13D filed with the SEC on May 18, 2017 by Zeff, Zeff Holding Company, LLC and Daniel Zeff (collectively, the “Zeff Entities”).

The Board considered the offer, and, on May 30, 2017, determined it was in the best interests of the Company and its stockholders to remain independent and to continue to execute the Company’s business plans on a standalone basis and informed Zeff of this decision via a letter from the then-Chairman of the Board, Joseph Hughes. Joseph Hughes was the Company’s Chairman, President and Chief Executive Officer until his resignation effective on July 5, 2017. Joseph Hughes is also the father of Christopher Hughes, the Chairman, President and Chief Executive Officer of the Company.

On June 12, 2017, the Zeff Entities filed an amendment to their Schedule 13D disclosing that Zeff would not be pursuing a transaction with the Company any further as a result of the increase in the Company’s stock price, which was significantly above Zeff’s $6.15 offer price, and because of the Company’s decision not to pursue a transaction. On June 15, 2017, the Zeff Entities filed another amendment to their Schedule 13D indicating that Zeff’s beneficial ownership of Common Stock was below 5%, and, according to disclosures made in its proxy statement on Schedule 14A filed on November 1, 2018, Zeff sold all of its Common Stock by June 15, 2017.

Acquisition of Shares by Investor Parties

On June 25, 2018, the Company received a letter from James Hughes, on behalf of Joseph Hughes and his wife, Winifred Hughes, requesting that the Board pursue a sale of the Company. James Hughes is the son of Joseph and Winifred Hughes and the brother of Christopher Hughes. James Hughes is not a current officer, employee or director of the Company. As of June 25, 2018, Joseph and Winifred Hughes beneficially owned approximately 41.8% of the outstanding Common Stock.

On July 9, 2018, the Board established a Special Committee of the Board (the “Special Committee”) to review the request submitted by Joseph and Winifred Hughes that the Board pursue a sale of the Company and in the context of that review consider and evaluate other strategic alternatives available to the Company, including (a) potential opportunities for a sale of the Company by way of merger, consolidation, sale of equity securities (including the Company’s outstanding Common Stock), sale of all or substantially all of the Company’s assets, or other strategic transactions; (b) recapitalization of the Company; (c) the sale or exchange of the shares of Common Stock held by Mr. Hughes and Mrs. Hughes in a transaction involving the Company; or (d) remaining independent and continuing to execute the Company’s business plans on a standalone basis or pursuing opportunities to grow through acquisitions, and to review, consider and evaluate, for purposes of advising the full Board, whether any of the potential strategic alternatives is in the best interests of the Company’s stockholders. The Board appointed Ira D. Cohen (Chairman of the Special Committee), William J. Kelly, Brian J. Mangan and Raymond A. Roel to serve as members of the Special Committee, and determined that each of the members of the Special Committee is an independent director. The Special Committee was empowered to hire, at the Company’s expense, legal, financial and public relations advisors to assist the Special Committee in the performance of its duties. The Special Committee hired CoView Capital (“CoView”), an independent investment banking firm, to advise it in the consideration of its duties. Farrell Fritz, P.C. is acting as the independent legal adviser to the Special Committee.

On July 16, 2018, the Special Committee received a letter from James Hughes informing the Special Committee that he had received an offer to purchase the shares of Common Stock owned by Joseph and Winifred Hughes for a price of $6.25 per share. James Hughes also provided the Special Committee with a copy of the letter received from Zeff, which Joseph and Winifred Hughes also included as exhibits to schedule 13D amendments filed with the SEC on July 17, 2018.

On July 24, 2018, Joseph Hughes and Winifred Hughes each filed an amendment to Schedule 13D (the “Hughes 13D Amendments”) with the SEC. Each of the Hughes 13D Amendments disclosed that James Hughes, acting in his capacity as representative and attorney-in-fact for the Hughes, had entered into a share purchase agreement on July 20, 2018 (the “Share Purchase Agreement”) with Zeff, QAR Industries, Inc. (“QAR”) and Fintech Consulting, LLC (“Fintech”) for the sale of 819,491 shares of Common Stock of the Company, representing 41.8% of the Company’s outstanding Common Stock. The Hughes 13D Amendments indicated that the transaction closed on July 23, 2018.

On July 25, 2018, the Company filed a Current Report on Form 8-K with the SEC disclosing that it believed a change in control of the Company had occurred as a result of the Hughes’ sale of approximately 41.8% of the Common Stock as described in the previous paragraph. The sale by a former controlling stockholder of a significant stake led the Company to conclude that a change in control had occurred.

On July 26, 2018, the Zeff Entities filed a new Schedule 13D the (“Zeff 13D”) with the SEC disclosing that the Zeff Entities beneficially owned 382,094 shares of Common Stock, representing approximately 19.5% of the outstanding Common Stock.

On July 27, 2018, the Board voted to increase the size of the Board from five to seven directors. The Board approved the appointment of Joseph Pennacchio as a Class II director and William Kelly as a Class III director. This action was undertaken due to a determination by the Board that an increase in the size of the Board and the appointment of qualified individuals was necessary and appropriate to better address the various issues then confronting the Company and the Board, including the consideration of strategic alternatives by the Special Committee, and would be in the best interests of stockholders.

On July 30, 2018, Fintech (doing business as APTask) and Tajuddin Haslani (“Haslani,” and together with Fintech, the “Haslani Entities”) filed a Schedule 13D (the “Haslani 13D”) with the SEC. The Haslani 13D disclosed that the Haslani Entities beneficially owned 376,100 shares of Common Stock, representing approximately 19.2% of the outstanding Common Stock.

On July 30, 2018, QAR and Robert Fitzgerald (collectively, the “QAR Entities”) filed a Schedule 13D (the “QAR 13D”) with the SEC. The QAR 13D disclosed that the QAR Entities beneficially owned 139,200 shares of Common Stock, representing approximately 7.1% of the outstanding Common Stock.

The 13D filings made by the Zeff Entities, the QAR Entities and the Haslani Entities (collectively, the “Investor Parties”) led the Company to conclude that the Investor Parties beneficially owned an aggregate of approximately 45.8% of the Common Stock of the Company as of July 30, 2018.

On August 23, 2018, the Zeff Entities filed an amendment to the Zeff 13D disclosing that the Zeff Entities had acquired beneficial ownership of additional shares of Common Stock, bringing the Zeff Entities’ total beneficial ownership to 437,774 shares, representing approximately 22.3% of the outstanding Common Stock of the Company. Following the amendment filing, the Company understood that the Investor Parties beneficially owned an aggregate of approximately 48.6% of the Common Stock of the Company.

On August 27, 2018, the Board approved an amendment to the Company’s Amended and Restated By-laws to provide that special meetings of the Company’s stockholders may be called by the Company’s President and shall be called by the President or Secretary at the request in writing of a majority of the Board. The Company’s Amended and Restated By-laws had previously provided that special meetings of the Company’s stockholders may be called by the Company’s President and shall be called by the President or Secretary at the request in writing of a majority of the Board, or at the request in writing of stockholders owning a majority of the Company’s issued and outstanding capital stock entitled to vote. The amendment to the Company’s Amended and Restated By-laws was effective upon approval by the Board.

On August 27, 2018, Regina Dowd resigned from her position as a member of the Board. On August 31, 2018, the Board approved the appointment of Ira Cohen as a Class I member of the Board, effective September 2, 2018, to fill the vacancy created as the result of Ms. Dowd’s resignation. The Board determined that Mr. Cohen is an independent director for purposes of the Nasdaq Listing Rules.

On August 28, 2018, the QAR Entities filed an amendment to the QAR 13D disclosing that the QAR Entities had acquired beneficial ownership of additional shares of Common Stock bringing the QAR Entities’ total beneficial ownership to 143,900 shares, representing approximately 7.3% of the outstanding Common Stock of the Company. Following the amendment filing, the Company understood that the Investor Parties beneficially owned an aggregate of approximately 48.8% of the Common Stock of the Company.

In addition, the QAR Entities’ August 28, 2018 amendment to the QAR 13D further disclosed that QAR Industries, Inc. sent a letter to the Board of the Company on August 27, 2018 (the “QAR Letter”). The QAR Letter posed a series of questions to the Board regarding recent actions taken by the Board, including the increase in the size of the Board from five directors to seven directors on July 27, 2018, the appointment of Mr. Pennacchio and Mr. Kelly as directors of the Company and the amendment of Mr. Christopher Hughes’ employment agreement on August 9, 2018. The QAR Letter also made specific references to prior communications between Zeff and the Company. In response to the QAR Letter, members of the Board issued two letters to stockholders on September 12, 2018; one letter from the Chairman of the Board addressing questions related to the increase in the board size and other corporate governance matters, and one letter from the Chair of the Compensation Committee addressing questions related to changes in Mr. Hughes’ employment arrangements.

On August 29, 2018, the Board approved the adoption of a stockholder rights agreement (the “Rights Agreement”) and declared a dividend of one preferred share purchase right for each share of Common Stock to the stockholders of record on that date. The Rights Agreement was adopted to protect the Company and its stockholders from the actions of third parties that the Special Committee and the Board determine are not in the best interests of the Company and its stockholders; enable all of the Company’s stockholders to realize the full potential value of their investment in the Company; and reduce the likelihood that any person or group gains control of the Company through open market accumulation or other tactics. The Company filed a Form 8-A to register the rights associated with the shareholder rights agreement on March 15, 2019.

On August 31, 2018, the Board received a letter from Fintech, expressing similar concerns to those included in the QAR Letter and also expressing concern with the adoption of the shareholder rights plan. The Haslani Entities did not amend their 13D to indicate the letter had been sent to the Board. The letter was disclosed to all stockholders in a Current Report on Form 8-K filed by the Company on September 12, 2018. The Form 8-K included as exhibits the letters to the stockholders of the Company from Christopher Hughes, Chairman of the Board, and Raymond Roel, Chair of the Compensation Committee, addressing the issues raised in the QAR Letter and the letter from Fintech.

On September 19, 2018, Zeff sent a letter to Raymond Roel expressing additional concerns regarding recent corporate actions.

On September 27, 2018, the Company filed a Definitive Proxy Statement on Schedule 14A relating to the 2018 Annual Meeting of the Company originally scheduled for November 28, 2018.

Original Stockholder Nominations and Proposals

On October 9, 2018, Zeff delivered to the Company a notice of nomination of directors and stockholder proposals (the “Zeff Proposals”). The notice indicated Zeff’s intent to nominate H. Timothy Eriksen and Bradley M. Tirpak as Class I directors and to make the following three additional shareholder proposals regarding certain corporate governance matters: (1) a non-binding stockholder proposal requesting a declassified Board structure; (2) a by-law amendment requiring an 80% vote of the Board to increase the size of the Board; and (3) a stockholder proposal repealing bylaw amendments made since August 27, 2018. Zeff subsequently filed its preliminary proxy statement on Schedule 14A on October 10, 2018, and its definitive proxy statement on November 1, 2018 (the “Zeff Proxy Statement”).

The Board carefully considered each of the Zeff Proposals and Board nominees in accordance with the due exercise of their fiduciary duties and determined each was not in the best interests of the Company and its stockholders. Regarding the Zeff Proposals, the Board concluded that a classified board structure remains in the best interests of the Company and its stockholders because: (i) it promotes continuity and leadership stability and leads to high-quality directors, (ii) three-year terms enhance the Board’s independence and long-term stockholder focus, and (iii) it assists the Board in maximizing shareholder value in the event of an unsolicited takeover attempt. The Board also determined that the non-binding Zeff Proposal requesting a by-law amendment requiring an 80% vote to increase the Board size would undermine the ability of the Board to control the business and affairs of the Company and to protect all of the Company’s stockholders. It would eliminate the Board’s ability to increase the board size (which is expressly permitted by the by-laws), even in cases where the Board determines that an increase in the board size is in the best interests of the Company and its stockholders. Similarly, the Board concluded that the Zeff Proposal to repeal bylaw amendments made since August 27, 2018 would undermine the ability of the Board to control the business and affairs of the Company and to protect all of the Company’s stockholders, as it would eliminate the Board’s ability to adopt changes to the by-laws (which is expressly permitted by the by-laws), even in cases where the Board determines that the changes are in the best interests of the Company and its stockholders. This would limit Board actions otherwise permitted by the certificate of incorporation, bylaws and Delaware law, even if such amendments would be beneficial to the Company’s stockholders. The Board recommended that stockholders vote “AGAINST” each of the Zeff Proposals in the Zeff Proxy Statement.

On November 6, 2018, the Company announced that the Board had determined to postpone the Company’s 2018 Annual Meeting (1) in order to give the Company additional time to review and respond to the Zeff Proposals, (2) to allow the stockholders to consider information to be included in this revised proxy statement, (3) in light of uncertainty caused by ongoing litigations brought against the Company by Fintech and against the Company and its current and certain former directors by Susan Paskowitz and (4) in order to give the Special Committee additional time to consider and evaluate whether any strategic alternatives are in the best interests of the Company’s stockholders.

Between November 2018 and July 2019, the Company was involved in various legal proceedings with the Investor Parties. These legal proceedings were resolved as part of the Settlement Agreement.

On July 19, 2019, the Company announced in a Current Report on Form 8-K filed by the Company with the SEC that it had rescheduled the 2018 Annual Meeting for September 13, 2019.

Second Stockholder Nominations and Proposals

On August 1, 2019, Zeff delivered to the Company a new notice (the “New Notice”) of nomination of directors and stockholder proposals. The New Notice again indicated Zeff’s intent to nominate Mr. Eriksen and Mr. Tirpak as Class I directors.

The New Notice also indicated Zeff’s intent to make the same three Zeff Proposals described above with the exception that Proposal No. 5 seeks repeal of bylaw amendments adopted by the Board after April 9, 2015. In addition to the Zeff Proposals, the New Notice also made one additional stockholder proposal requiring redemption of the stockholder rights plan approved by the Board on August 29, 2018 (the “New Zeff Proposal”). After careful consideration, the Board again opposed the Zeff Proposals for the same reasons set forth above and also opposed the New Zeff Proposal because the Board believes that maintaining the stockholder rights plan continues to be in the best interests of the Company and its stockholders.

On August 6, 2019, the Company filed with the SEC its Preliminary Proxy Statement on Schedule 14A relating to the 2018 Annual Meeting of the Company scheduled for September 13, 2019.

On August 7, 2019, Zeff filed its Preliminary Proxy Statement on Schedule 14A (the “New Zeff Proxy Statement”) relating to the 2018 Annual Meeting of the Company scheduled for September 13, 2019.

Litigation

In connection with the Investor Parties’ activities described above, the Company became involved in various legal proceedings. On October 11, 2018, plaintiff Susan Paskowitz, a TSR stockholder, filed a complaint in the Supreme Court of the State of New York, Queens County, against the Company, Joseph F. Hughes and Winifred M. Hughes, current and former directors Christopher Hughes, Raymond A. Roel, Brian J. Mangan, Regina Dowd, William J. Kelly, James J. Hill, and Eric Stein, as well as the Investor Parties. The complaint purports to be a class action lawsuit asserting claims on behalf of all minority stockholders of the Company. Ms. Paskowitz alleges the following: the sale by Joseph F. Hughes and Winifred M. Hughes of an aggregate of 819,491 shares of the Company’s common stock to the Investors was in breach of Joseph F. Hughes’ and Winifred M. Hughes’ fiduciary duties and to the detriment of the Company’s minority stockholders, the members of the Board named in the complaint breached their fiduciary duties by failing to immediately adopt a stockholder rights plan that would have prevented Joseph F. Hughes and

Winifred M. Hughes from selling their shares and preserved a higher premium for all stockholders, and Zeff, QAR, and Fintech are “partners” and constitute a “group.” Ms. Paskowitz also asserts that the Investors aided and abetted Joseph F. Hughes’ and Winifred M. Hughes’ conduct and ultimately seek to buy out the remaining shares of the Company at an unfair price.

The complaint requests declarations from the court that: (1) Joseph F. Hughes’ and Winifred M. Hughes’ sale of their controlling interest to the Investors was in breach of their fiduciary duties, and that those shares may not be voted or sold back to the Company pending further court order, (2) the members of the Board named in the complaint breached their fiduciary duties by failing to timely adopt a stockholder rights plan, which resulted in the loss of the ability to auction the Company off to the highest bidder without interference from the Investors, and (3) the Investors must make a number of disclosures regarding their plans for the Company, their relationships with one another, and any agreements with Joseph F. Hughes and Winifred M. Hughes. The complaint has not assigned any monetary values to alleged damages, but it seeks: (1) for Joseph F. Hughes and Winifred M. Hughes, and the Investors, to disgorge any benefit they received from the sale of the Hughes’ controlling interest, (2) for the Board to pay damages equal to the reduced value of the class members’ shares as auctionable assets, and (3) reasonable attorneys’ fees and costs. Although the Company is named as a defendant, there are no claims or damage allegations against the Company, and the complaint states that it names the Company solely to effectuate equitable relief if granted.

On May 6, 2019, a stipulation of dismissal was filed in this action with respect to defendants Joseph F. Hughes, Winifred M. Hughes, and Regina Dowd, in which the plaintiff and these defendants agreed to the dismissal of all claims asserted by and against them, without prejudice. On July 26, 2019, the Company filed cross-claims against the Investor Parties relating to alleged breaches of fiduciary duties and for indemnification and contribution filed.

On November 1, 2018, Fintech filed a complaint in the Delaware Court of Chancery against all current members of the Board. The complaint purports to be a stockholder derivative lawsuit on behalf of the Company and claims that the Board breached its fiduciary duties owed to the Company’s stockholders by approving certain anti-takeover measures. Fintech seeks relief in the following forms: (1) a declaration that the anti-takeover measures are invalid, (2) a declaration that no change in control of the Company has occurred for purposes of the Company’s stockholder rights plan or the employment agreement between the Company and the Company’s Chairman, President and Chief Executive Officer, (3) unspecified money damages, and (4) attorneys’ fees and costs. On April 25, 2019, the parties signed a stipulation of dismissal, which was so-ordered by the Court of Chancery on the same day.

On November 6, 2018, Susan Paskowitz filed a second lawsuit in the Delaware Court of Chancery. Ms. Paskowitz purports to bring the complaint directly, and in the alternative, derivatively on behalf of the Company, against Fintech, all current members of the Board, and the Company as a nominal defendant. The complaint alleges that the stockholder rights plan adopted by the Company is reasonable and that the relief Fintech seeks in the derivative suit that Fintech filed on November 1, 2018 in the Delaware Court of Chancery (described above) is excessive and not in the best interest of the Company’s stockholders. Ms. Paskowitz’s complaint additionally alleges that the approval by the Board of a change-in-control agreement with Christopher Hughes, and an amendment to the by-laws of the Company eliminating the stockholders’ right to call a special meeting of stockholders, are unreasonable and were adopted in breach of the Board’s fiduciary duties. Ms. Paskowitz’s complaint requests that the court (1) reject Fintech’s challenge to the Board’s adoption of a stockholder rights plan, (2) void Christopher Hughes’ change-in-control agreement, and (3) void the special meeting amendment. Although the Company is named as a nominal defendant, there are no claims against the Company, and the complaint states that it names the Company solely to effectuate equitable or declaratory relief if granted. On April 25, 2019, the parties signed a stipulation of dismissal, which was so-ordered by the Court of Chancery on the same day.

In addition, following the Company’s postponement of the 2018 Annual Meeting, two additional lawsuits were filed in the District Court. On December 21, 2018, the Company filed a complaint in the District Court, against the Zeff Entities, the QAR Entities and the Haslani Entities for alleged violations of the disclosure and anti-fraud requirements of the federal securities laws under Sections 13(d) and 14(a) of the Exchange Act, and the related rules and regulations promulgated by the SEC.

On January 7, 2019, Ms. Paskowitz filed a related action against the same defendants in the District Court. Ms. Paskowitz alleges violations of the federal securities laws similar to those asserted in TSR’s action, as well as breach of defendants’ fiduciary duties.

On August 7, 2019, following the Company’s rescheduling of the 2018 Annual Meeting for September 13, 2019 and the filing of Preliminary Proxy Statements by TSR and Zeff, Zeff filed a complaint in the Delaware Court of Chancery against the Company seeking an order requiring the Company to hold its next annual meeting of stockholders on or around September 13, 2019, and obligating the Company to elect Class I and Class III directors at that annual meeting.

Settlement Agreement with Investor Parties

On August 30, 2019, the Company entered into a settlement and release agreement (the “Settlement Agreement”) with the Investor Parties with respect to the proxy contest pertaining to the election of directors at the 2018 Annual Meeting. Pursuant to the Settlement Agreement, the parties have agreed to forever settle and resolve any and all disputes between the parties, including without limitation disputes arising out of or relating to the following litigations:

(i)     The complaint relating to alleged breaches of fiduciary duties filed on November 1, 2018 by Fintech Consulting, LLC against the Company in the Delaware Court of Chancery, which was previously dismissed voluntarily;

(ii)    The complaint for declaratory and injunctive relief for violations of the federal securities laws filed on December 21, 2018 by the Company against the Investor Parties in the United States District Court in the Southern District of New York;

(iii)   Cross-claims relating to alleged breaches of fiduciary duties and for indemnification and contribution filed on July 26, 2019 by the Company against the Investor Parties in New York Supreme Court, Queens County; and

(iv)   The complaint to compel annual meeting of stockholders filed on August 7, 2019 by Zeff against the Company in the Delaware Court of Chancery.

No party admitted any liability by entering into the Settlement Agreement. The Settlement Agreement did not resolve the pending litigation filed by Susan Paskowitz against the Company, Joseph F. Hughes, Winifred M. Hughes and certain current and former directors of the Company in the Supreme Court of the State of New York on October 11, 2018, which is the only ongoing litigation in which the Company is involved.

In addition, concurrently with the Settlement Agreement, the parties entered into a share repurchase agreement (the “Repurchase Agreement”) under which the Company may purchase from the Investor Parties 633,074 shares of common stock, par value $0.01 per share (the “Common Stock”), at a purchase price of $6.25 per share, and Christopher Hughes, the Chairman of the Board and the Chief Executive Officer of the Company, may purchase 320,000 shares of Common Stock from the Investor Parties at a purchase price of $6.25 per share, for an aggregate purchase price of $5,956,712.50 in cash, subject to the terms and conditions contained in the Repurchase Agreement (the “Repurchase”). The Company also agreed to make a payment of $1,543,287.50 to the Investor Parties at the closing of the Repurchase for the settlement of all disputes between the parties, dismissal of any and all claims related thereto, including the lawsuits mentioned above, and the settlement and release of any and all matters (the “Settlement Payment”). There can be no assurance that either the Company or Christopher Hughes will ultimately consummate these purchases.

Pursuant to the Settlement Agreement, (1) TSR agreed to adopt an amendment to the Amended and Restated By-Laws of the Company, dated April 9, 2015 (the “By-Laws Amendment”), providing that TSR stockholders owning at least forty percent (40%) of the issued and outstanding Common Stock may request a special meeting of stockholders; (2) the Investor Parties agreed not to take any action to call or otherwise cause a special meeting of stockholders to occur prior to December 30, 2019 unless the Company fails to hold the 2018 Annual Meeting; (3) TSR agreed to amend and restate the Rights Agreement of the Company, dated August 29, 2018 (the “Amended Rights Agreement”), to confirm that a Distribution Date (as defined in the Amended and Restated Rights Agreement) shall not occur as a result of any request by any of the Investor Parties for a special meeting; (4) TSR agreed that prior to the earlier of (A) the completion of the Repurchase and the payment of the Settlement Payment and (B) January 1, 2020, the Board shall not consist of more than seven (7) directors.

The Settlement Agreement provides the Company will solicit proxies for two alternative Class I director slates for election at the 2018 Annual Meeting: one slate for the Company’s nominees, and one slate for nominees selected by Zeff. If the Company completes the Repurchase and makes the Settlement Payment prior to the 2018 Annual

Meeting, Zeff will withdraw its director slate from consideration at the 2018 Annual Meeting and a vote for Zeff’s nominees shall constitute a vote for the Company’s nominees. If the Repurchase is not completed or the Settlement Payment is not made prior to the 2018 Annual Meeting, then the Company will withdraw its director slate and a vote for the Company’s nominees shall constitute a vote for the slate proposed by Zeff. If the Repurchase is not completed or the Settlement Payment is not made as of 5:00 pm, Eastern Time, on December 30, 2019, the current members of the Board will resign from the Board. If the Repurchase is completed after the 2018 Annual Meeting and prior to December 30, 2019, the two directors nominated by Zeff will resign from the Board.

In addition, the Settlement Agreement provides for mutual releases between TSR and each Investor and certain of their affiliates. Each Investor and certain of their affiliates also agreed to certain customary standstill provisions, including without limitation, with regard to certain actions in connection with the 2018 Annual Meeting, Extraordinary Transactions (as defined in the Settlement Agreement) with the Company, and the acquisition of any securities (or beneficial ownership thereof) of the Company, each of which expire on the later of December 30, 2019, or, should TSR consummate the Repurchase and the payment of the Settlement Payment prior thereto, the opening of the Company’s advance notice period in respect of its annual meeting occurring during the calendar year 2027.

The foregoing is not a complete description of the terms of the Settlement Agreement. For a further description of the terms of the Settlement Agreement, including a copy of the Settlement Agreement, please see the Company’s Current Report on Form 8-K filed by the Company with the SEC on September 3, 2019.

PROPOSAL 1 — ELECTION OF DIRECTORS

At the 2018 Annual Meeting, two (2) Class I Directors will be elected for three year terms expiring at the Company’s 2021 Annual Meeting or until their respective successors have been elected and qualified.

If a nominee listed below is unavailable for election at the date of the 2018 Annual Meeting, the shares represented by the proxy will be voted for such nominee as the person or persons designated to vote shall, in their judgment, designate. Management at this time has no reason to believe that the nominees will not be available or will not serve if elected.

Alternative Slates of Nominees

As discussed above, on August 30, 2019, the Company entered into the Settlement Agreement with the Investor Parties with respect to the proxy contest pertaining to the election of directors at the 2018 Annual Meeting. Pursuant to the Settlement Agreement, there are two alternative Class I director slates, only one of which will stand for election at the 2018 Annual Meeting: one slate consists of two directors nominated by the Company, who are Ira D. Cohen and Raymond A. Roel (the “TSR Slate”), and one slate consists of two director nominees selected by Zeff, who are H. Timothy Eriksen and Bradley M. Tirpak (the “Zeff Slate”).

If the Company completes the Repurchase and makes the Settlement Payment prior to the 2018 Annual Meeting, then the TSR Slate shall be the only slate of directors standing for election to the Board and the Zeff Slate shall be withdrawn from consideration at the 2018 Annual Meeting. In such event, the Investor Parties shall cause any shares of Common Stock beneficially owned by them and their controlled affiliates as of the Record Date for the 2018 Annual Meeting to be present for quorum purposes at the 2018 Annual Meeting and to be voted in favor of the TSR Slate.

If the Repurchase is not completed or the Settlement Payment is not made prior to the 2018 Annual Meeting, then the Zeff Slate shall be the only slate of directors standing for election to the Board and the TSR Slate shall be withdrawn from consideration at the 2018 Annual Meeting. In such event, the Company shall cause its directors and executive officers to cause any shares of Common Stock beneficially owned by them as of the Record Date for the 2018 Annual Meeting to be present for quorum purposes and to be voted in favor of the Zeff Slate. Any vote for the TSR Slate received by the Company shall constitute a vote for the Zeff Slate under the circumstances in which the Zeff Slate is the slate of directors standing for election to the Board at the 2018 Annual Meeting.

Additionally, if the Repurchase is completed after the 2018 Annual Meeting and prior to December 30, 2019, the Zeff Slate will resign from the Board pursuant to conditional resignations executed contemporaneously with the Settlement Agreement. If the Repurchase is not completed or the Settlement Payment is not made as of 5:00 pm, Eastern Time, on December 30, 2019, then the members of the Board other than the Zeff Slate will resign from the Board pursuant to conditional resignations executed contemporaneously with the Settlement Agreement. The Company believes this negotiated Settlement Agreement is in the best interests of the Company and all our stockholders. The TSR Board has approved the Settlement Agreement and recommends that you vote FOR the TSR Slate, which under the circumstances described herein will be deemed to be a vote for the Zeff Slate.

Each of the director nominees composing the TSR Slate and the Zeff Slate identified in this proxy statement has consented to being named as a nominee and has accepted the nomination and agreed to serve as a director if elected by the Company’s stockholders. If any nominee becomes unable or unwilling to serve between the date of the proxy statement and the 2018 Annual Meeting, the Board or Zeff may designate a new nominee, and the persons named as proxies will vote on that substitute nominee.

TSR Slate

Set forth below is certain information with respect to the two directors nominated by the Company, as of October 1, 2019.

Name of Director and Nominee for Election	Age	Nominee for Class of Director	Nominee for Term Expiring
Ira D. Cohen	68	Class I	2021
Raymond A. Roel	64	Class I	2021

Mr. Ira D. Cohen was appointed to the Board on August 31, 2018, effective September 2, 2018, upon the recommendation of the Nominating Committee to fill the vacancy that resulted from Regina Dowd’s resignation from the Board on August 27, 2018. In accordance with the Company’s Amended and Restated By-laws, as amended, Mr. Cohen was appointed to serve for the remainder of Ms. Dowd’s term as a Class I director, which term is scheduled to expire at the 2018 Annual Meeting, or until his successor is elected and qualifies. Mr. Cohen is an Operating Partner of Updata Partners, a technology growth private equity firm that he co-founded in 1998. Mr. Cohen previously served as a Senior Advisor of DCS Advisory, Inc., a U.S.-based technology focused investment banking firm (owned by Daiwa Securities Group, Inc.), and also served as the Chairman of Daiwa’s majority-owned subsidiary in India. Mr. Cohen began his financial career at Laventhol and Horwath, an international CPA firm, where he attained the position of Manager and was responsible for the audits of a myriad of clients, including large public and private companies and non-profit organizations. He continues to maintain CPA status. Mr. Cohen acquired substantial experience with mergers and acquisitions, going-private transactions and other sophisticated corporate finance transactions and corporate divestures through his service as an executive officer, director and/or financial advisor of both publicly-traded and private companies, including Datastream Systems, Inc. (NASDAQ: DTSM), where he also served as Chairman of the Audit Committee; Alphanet Solutions, Inc. (NASDAQ: ALPH), where he also served on the Audit Committee and as Chairman of the Executive Committee; Tridex Corporation (AMEX: TRDX); Computer Magnetics, Inc. (NASDAQ: CMCX); MetPath, Inc. (now Quest Diagnostic Labs) (NYSE: DGX); and CGA Computer, Inc. Mr. Cohen also co-founded Updata Advisors, Inc., an investment banking firm, in 1986, which subsequently merged into Signal Hill Capital Group, which thereafter was acquired by Daiwa Securities Group.

The Company believes that Mr. Cohen’s substantial experience with mergers and acquisitions and other sophisticated corporate transactions that he has acquired through his service as an executive officer and director of, and financial advisor to, several public and private companies make him a valuable member of the Board. The Company further values Mr. Cohen’s contributions as Chairman of the Special Committee and as a member of the Audit Committee, Compensation Committee and Nominating Committee.

Mr. Raymond A. Roel has served as a director of the Company since January 2005. His current term as a director expires at the 2018 Annual Meeting. Beginning in July 2013, Mr. Roel became the sole principal of Ray Roel Consulting LLC, a marketing communications consultancy to clients primarily engaged in the healthcare, advertising and other business-to-business sectors. Mr. Roel previously served in a variety of marketing communications roles at divisions of Interpublic Group of Companies, Inc., for more than 17 years. These positions included Internal Communications Director of McCann Worldgroup; Global Director of Corporate Communications at McCann Health; and Director of Worldwide System Development and Director of Business Development, North America at McCann Relationship Marketing. These positions involved a substantial number of mergers and acquisitions and new business activities. Prior to joining Interpublic, Mr. Roel was VP, Director of Worldwide Communications at Ogilvy & Mather Direct for six years. He has served on numerous industry and non-profit boards. Mr. Roel is a 1977 graduate of Brown University with a B.A. in Semiotics (linguistics).

The Company believes that Mr. Roel’s experience in business, including his background in marketing and corporate communications, are particularly relevant to the Company’s business given the emphasis on sales and effective communication with the Company’s customers regarding their staffing requirements, and make Mr. Roel a valuable member of the Board. The Company further values Mr. Roel’s contributions as Chairman of the Compensation Committee and Nominating Committee and as a member of the Audit Committee and Special Committee.

OUR BOARD UNANIMOUSLY RECOMMENDS USING THE ENCLOSED WHITE PROXY CARD TO
VOTE FOR THE TSR SLATE, WHICH UNDER THE CIRCUMSTANCES DESCRIBED HEREIN
WILL BE DEEMED TO BE A VOTE FOR THE ZEFF SLATE.

Zeff Slate

Set forth below is certain information with respect to the two directors nominated by Zeff, as of October 1, 2019. Each of the nominees is a citizen of the United States of America. Mr. Tirpak is also a citizen of the Republic of Ireland.

Name of Director and Nominee for Election	Age	Nominee for Class of Director	Nominee for Term Expiring
H. Timothy Eriksen	50	Class I	2021
Bradley M. Tirpak	49	Class I	2021

H. Timothy Eriksen founded Eriksen Capital Management, a Lynden, Washington-based investment advisory firm (“ECM”), in 2005. Mr. Eriksen is the President of ECM. Mr. Eriksen is the Chief Executive Officer and Chief Financial Officer of, and since July 2015 has been a director of, Solitron Devices, Inc. (“Solitron”). Solitron designs, develops, manufactures and markets solid-state semiconductor components and related devices primarily for the military and aerospace markets. Since April 2018, Mr. Eriksen has been a director of Novation Companies, Inc. (“Novation”). Novation owns Healthcare Staffing, Inc., which, among other activities, provides outsourced healthcare staffing and related services. Prior to founding ECM, Mr. Eriksen worked for Walker’s Manual, Inc., a publisher of books and newsletters on micro-cap stocks, unlisted stocks and community banks. Earlier in his career, Mr. Eriksen worked for Kiewit Pacific Co, a subsidiary of Peter Kiewit Sons, as an administrative engineer on the Benicia Martinez Bridge project. Mr. Eriksen received a B.A. from The Master’s University and an M.B.A. from Texas A&M University.

Bradly M. Tirpak is a successful investor focused on small-cap stocks. Since September 2016, he has been a managing director at Palm Active Partners LLC. From 2009 to 2016, Mr. Tirpak was founder and Chief Executive Officer of Locke Partners and managed various investment partnerships that focused on engaging public companies to improve corporate governance and improve stockholder returns. Earlier in his career, he worked for Credit Suisse First Boston, Caxton Associates, Sigma Capital Management and Chilton Investment Company. Mr. Tirpak is the Chairman of the Board of Full House Resorts, Inc., a casino developer and operator, and has been a director since December 2014. Mr. Tirpak was a director of Flowgroup plc, an independent energy supplier in the UK, from July 2017 until October 2018, and was a director of Birner Dental Management Services, Inc., a manager of dental practices in Colorado, Arizona and New Mexico, from December 2017 to January 2019. From April 2015 to February 2017, he was a director of Applied Minerals, Inc., a leading producer of halloysite clay and advanced natural iron oxide solutions, and from January 2010 to February 2012, he was a director of USA Technologies, Inc., a payments company focused on the vending industry. Mr. Tirpak is a trustee of the HALO Trust USA, the world’s largest humanitarian mine clearance organization which clears the debris of war in over 20 countries. Mr. Tirpak received a B.S. from Tufts University and an M.B.A from Georgetown University.

Directors and Executive Officers of the Company

The following table sets forth certain information concerning the executive officers and directors of the Company:

Name	Age	Position	Year First Officer or Director
Ira D. Cohen(1)(2)(3)(4)	68	Director	2018
Christopher Hughes	58	Chairman of the Board, Chief Executive Officer, President, Treasurer and Director	2000
William J. Kelly(1)(2)(3)(5)	57	Director	2018
Brian J. Mangan(1)(3)(5)(6)	61	Director	2016
Joseph Pennacchio	72	Director	2018
Raymond A. Roel(2)(5)(7)	64	Director	2005
John G. Sharkey	60	Senior Vice President, Chief Financial Officer and Secretary	1990
Eric M. Stein(1)(2)(3)	65	Director	2018

____________

(1)      Member of the Compensation Committee of the Board.

(2)      Member of the Audit Committee of the Board.

(3)      Member of the Nominating Committee of the Board.

(4)      Mr. Cohen is the Chairman of the Special Committee of the Board.

(5)      Member of the Special Committee of the Board.

(6)      Mr. Mangan is the Chairman of the Audit Committee of the Board.

(7)      Mr. Roel is the Chairman of the Compensation and Nominating Committees of the Board.

There are no family relationships between any of the Company’s executive officers and directors, except that Christopher Hughes, the Chairman of the Board, Chief Executive Officer, President and Treasurer and a director of the Company, is the brother-in-law of Joseph Pennacchio, a director of the Company. Christopher Hughes is the son of Joseph F. Hughes, the Company’s former Chairman of the Board, Chief Executive Officer, President and Treasurer prior to his retirement as of July 5, 2017. None of the Company’s directors currently serves, or has served during the past five years, as a director of any company with a class of securities registered pursuant to Section 12 of the Exchange Act or subject to the requirements of Section 15(d) of the Exchange Act or any company registered as an investment company under the Investment Company Act of 1940.

In addition to the information referenced above, below we provide biographical information for each of the directors and officers of the Company.

Biographical information of Ira D. Cohen and Raymond A. Roel is included under PROPOSAL 1 — ELECTION OF DIRECTORS above.

Mr. Christopher Hughes was elected Chairman of the Board, President, Chief Executive Officer and Treasurer of the Company on July 5, 2017. His term as President, Chief Executive Officer and Treasurer is governed by his Amended and Restated Employment Agreement with the Company dated August 9, 2018, which is described under “Summary Compensation Table — Employment Agreements and Arrangements” below. He has served as a director of the Company since January 2005, and his current term as a director expires at the 2020 annual meeting of stockholders. Mr. Hughes served a previous term as a director of the Company from April 2000 until September 2004, and served as the Vice President, Sales of TSR Consulting Services, Inc., the Company’s computer programming services subsidiary, from 1991 through 2006. From 2007 until his appointment as President and Chief Executive Officer of the Company on July 5, 2017, Mr. Hughes served as Senior Vice President of the Company and President of TSR Consulting Services, Inc. Mr. Hughes is a 1984 graduate of St. Bonaventure University.

The Company believes that Mr. Hughes’ long career with the Company and tenure as an executive officer of the Company, over which time he has acquired a deep and close familiarity with the Company’s business and client base, and knowledge of the contract computer programming industry, make him uniquely qualified to serve as the Chairman of the Company’s Board.

Mr. William J. Kelly was appointed to the Board on July 27, 2018 upon the recommendation of the Nominating Committee to fill one of the two vacancies on the Board created as a result of the Board’s expansion of the size of the Board from five directors to seven directors on the same date. The Board appointed Mr. Kelly as a Class III director to serve for the remainder of the term of the Class III directors, which term is scheduled to expire at the 2019 annual meeting, or until his successor is elected and qualifies. From 2007 to May 2019, Mr. Kelly served as the Chief Information Officer of Robert Allen Duralee Group, a wholesaler and distributor specializing in fabrics, drapery hardware and trimmings for residential, hospitality and manufacturing use, where Mr. Kelly managed the company’s information technology (“IT”) group and IT vendor relationships. From 1988 to 2007 Mr. Kelly held positions of increasing authority and responsibility at Levitz Home Furnishings, Inc., culminating with the position of Senior Vice President of Information Technology in which role he managed a staff of more than 60 IT professionals performing in-house software development, data center operations, network administration, telecommunications and corporate facilities management.

Based on his extensive experience in and knowledge of the IT industry that he has acquired over the course of a long career serving in management-level positions within the IT groups of a number of companies, the Company believes that Mr. Kelly is well-equipped to understand the IT staffing needs of the Company’s customers and other matters relevant to the Company’s business. The Company further values Mr. Kelly’s membership on the Audit Committee, Compensation Committee, Nominating Committee and Special Committee.

Mr. Brian J. Mangan has served as a director of the Company since January 2016. His current term as a director expires at the 2019 annual meeting of stockholders. Mr. Mangan is a former senior finance executive for the Disney/ABC Television Group. Prior to his retirement from the Disney/ABC Television Group in 2013, Mr. Mangan was the east coast Senior Vice President Finance for the ABC Television Network (“ABC”) for six years. During that time, he directed ABC’s executive team responsible for financial statement preparation and reporting, internal control review, annual budgets, forecasts and long-term strategic plans. Mr. Mangan was also involved in many major company and network initiatives, including the development of strategies to increase operational efficiency and reduce costs of programming and production to address the television industry’s rapidly changing economics and technology. Having joined ABC as a Senior Accountant in 1983, Mr. Mangan assumed positions of increasing responsibility during almost 30 years with the company. He was promoted to Director in 1993, Assistant Controller in 1997, Vice President in 2003 and then Senior Vice President in 2007. Mr. Mangan began his career performing audits for New York State. He holds an MBA in Finance from Adelphi University, a BBA degree in Accounting from Hofstra University and a Certificate in Financial Planning (CFP).

The Company believes that Mr. Mangan is a valuable member of the Company’s Board based on his strong business and accounting/audit background, and his experience serving in leadership- and management-level roles with responsibility for formulating business and operational strategy. The Company further values Mr. Mangan’s contributions as Chairman of the Audit Committee and as a member of the Compensation Committee, Nominating Committee and Special Committee.

Mr. Joseph Pennacchio was appointed to the Board on July 27, 2018 upon the recommendation of the Nominating Committee to fill one of the two vacancies on the Board created as a result of the Board’s expansion of the size of the Board from five directors to seven directors on the same date. The Board appointed Mr. Pennacchio as a Class II director to serve for the remainder of the term of the Class II directors, which term is scheduled to expire at the 2020 annual meeting, or until his successor is elected and qualifies. Mr. Pennacchio is a retired executive with background and experience in managing large corporate enterprises in the retail industry, including in connection with various merger and acquisition transactions. From 2005 to 2009 he served as the Chief Executive Officer of WestPoint Home, Inc., a privately-held textile manufacturer and distributor for which Mr. Pennacchio oversaw the opening of new manufacturing facilities in Bahrain and Pakistan, as well as a number of acquisitions. From 1997 to 2005 he served as the Chief Executive Officer of Aurafin LLC, a privately-held jewelry manufacturer and wholesaler. Aurafin had factories in several foreign countries. During his tenure, Aurafin, LLC acquired both public and private companies. From 1994 to 1996 Mr. Pennacchio served as the Chief Executive Officer of Jan Bell Marketing, Inc., a privately-held jewelry retailer. He was President of Jordan Marsh department stores, a division of Federated Department Stores, from 1992 to 1994.

The Company believes that Mr. Pennacchio is a valuable member of the Company’s Board based on his extensive experience serving in executive roles at a number of different companies, demonstrating a proficiency with navigating the challenges faced by a variety of businesses and industries, and his strong background in mergers and acquisitions.

Mr. John G. Sharkey was appointed Senior Vice President, Chief Financial Officer and Secretary of the Company effective June 1, 2019. He had served as the Vice President, Finance, Controller and Secretary of the Company since 1990. Mr. Sharkey received a Master’s Degree in Finance from Adelphi University and received his Certified Public Accountant certification from the State of New York. From 1987 until joining the Company in October 1990, Mr. Sharkey was Controller of a publicly held electronics manufacturer. From 1984 to 1987, he served as Deputy Auditor of a commercial bank, having responsibility over the internal audit department. Prior to 1984, Mr. Sharkey was employed by KPMG LLP as a senior accountant.

Mr. Eric M. Stein was appointed to the Board on July 17, 2018 upon the recommendation of the Nominating Committee to fill the vacancy that resulted from the resignation of James J. Hill on July 9, 2018. The Board appointed Mr. Stein as a Class II director to serve for the remainder of the term of the Class II directors, which term is scheduled to expire at the 2020 annual meeting, or until his successor is elected and qualifies. Mr. Stein is an executive in sales and sales management. He is currently Regional Director of Sales at Fortinet, a leading provider of cyber security solutions. From 2007 to May 2018 he served as Managing Director of Global Sales of Mozy, a wholly-owned subsidiary of Dell EMC, where he was responsible for building the company’s Global Sales Team and for staffing the Global Pre-Sales Team and Professional Services Team. Mr. Stein previously held District Manager-level positions at various regional Dell EMC offices in New York and Atlanta beginning in 2003. Prior to Dell EMC, he was a Senior VP Sales at Comdisco.

The Company believes that Mr. Stein is a valuable member of the Board as a result of his long experience as a sales executive and his work in a leadership role in the development of sales teams. The Company further values Mr. Stein’s membership on the Audit Committee, Compensation Committee and Nominating Committee.

Corporate Governance and Board Matters

The Company maintains the following committees of the Board: the Audit Committee, the Compensation Committee, the Nominating Committee, and the Special Committee. Each of these committees is separately described below.

Ira D. Cohen, William J. Kelly, Raymond A. Roel, Brian J. Mangan, and Eric M. Stein are independent members of the Board under the rules of the NASDAQ Capital Market. In addition, each member of each committee of the Board meets the definition of “independence” under the rules of the NASDAQ Capital Market. The Board also has determined that Brian J. Mangan, the Chair of the Audit Committee, and Ira D. Cohen, a member of the Audit Committee, meet the requirements of an “audit committee financial expert” as such term is defined in applicable regulations of the Securities and Exchange Commission.

During the fiscal year ended May 31, 2018, the Board held ten meetings and acted by unanimous written consent on two occasions; the Audit Committee held six meetings and acted by unanimous written consent on two occasions; the Compensation Committee held five meetings; and the Nominating Committee held two meetings. During such fiscal year, no director attended fewer than 75% of the aggregate of the total number of meetings of the Board and the total number of meetings of all committees of the Board of which such director was a member. The Company does not have a formal policy regarding attendance of directors at the 2018 Annual Meeting of Stockholders, but the Company encourages all directors to attend. All of the directors who served in office on the date of the 2017 annual meeting of stockholders attended the 2017 annual meeting of stockholders.

The Audit Committee

The Audit Committee’s current members are Brian J. Mangan (Chairman), Ira D. Cohen, William J. Kelly, Raymond A. Roel and Eric M. Stein. Each of the members of the Audit Committee is an independent director under the rules of the NASDAQ Capital Market. The Audit Committee’s primary functions are to assist the Board in monitoring the integrity of the Company’s financial statements and systems of internal control. The Audit Committee has direct responsibility for the appointment, independence and performance of the Company’s independent auditors. The Audit Committee is responsible for pre-approving any engagements of the Company’s independent auditors. The Audit Committee operates under a written charter approved by the Board on September 16, 2004, and amended as of October 10, 2008. A copy of the Audit Committee Charter is available on the Investor Relations page of the Company’s website at www.tsrconsulting.com.

The Compensation Committee

The Compensation Committee’s current members are Raymond A. Roel (Chairman), Ira D. Cohen, William J. Kelly, Brian J. Mangan and Eric M. Stein. Each of the members of the Compensation Committee is an independent director under the rules of the NASDAQ Capital Market. The Compensation Committee assesses the structure of the Company’s management team and the overall performance of the Company. It evaluates the performance of the Company’s executive officers on an annual basis and makes recommendations to the Board regarding salary increases and other compensation to executive officers. The Board has adopted a written charter for the Compensation Committee, a copy of which is available on the Investor Relations page of the Company’s website at www.tsrconsulting.com. Under its charter, the Compensation Committee has authority to retain and approve the fees of independent compensation consultants or other advisors.

The Nominating Committee

The Nominating Committee’s current members are Raymond A. Roel (Chairman), Ira D. Cohen, William J. Kelly, Brian J. Mangan and Eric M. Stein. Each of the members of the Nominating Committee is an independent director under the rules of the NASDAQ Capital Market. A copy of the Nominating Committee Charter is available on the Investor Relations page of the Company’s website at www.tsrconsulting.com. The Nominating Committee determines the criteria for nominating new directors and recommends to the Board candidates for nomination to the Board. The Nominating Committee’s process to identify and evaluate candidates for nomination to the Board includes consideration of candidates for nomination to the Board recommended by stockholders. Such stockholder recommendations must be delivered to the Corporate Secretary of the Company, together with the information required to be filed in a proxy statement with the Securities and Exchange Commission regarding director nominees and each such nominee must consent to serve as a director if elected, no later than the deadline for submission of stockholder proposals as set forth in our Bylaws and under the section of this Proxy Statement entitled “Stockholder Nominations.” In considering and evaluating such stockholder proposals that have been properly submitted, the Nominating Committee will apply substantially the same criteria that the Nominating Committee believes must be met by a nominee recommended by the Nominating Committee as described below.

In addition, certain identification and disclosure rules apply to director candidate proposals submitted to the Nominating Committee by any single stockholder or group of stockholders that has beneficially owned more than five percent of the Common Stock for at least one year (a “Qualified Stockholder Proposal”). If the Nominating Committee receives a Qualified Stockholder Proposal that satisfies the necessary notice, information and consent provision referenced above, the Proxy Statement will identify the candidate and the stockholder (or stockholder group) that recommended the candidate and disclose whether the Nominating Committee chose to nominate the candidate. However, no such identification or disclosure will be made without the written consent of both the stockholder (or stockholder group) and the candidate to be so identified.

In evaluating director nominees, the Nominating Committee currently considers the following factors:

•        the Company’s needs with respect to the particular talents and experience of our directors;

•        the knowledge, skills and experience of nominees, including experience in business or finance, in light of prevailing business conditions and the knowledge, skills and experience already possessed by other members of the Board;

•        familiarity with the Company’s business and businesses similar or analogous to that of the Company;

•        experience with accounting rules and practices and corporate governance principles; and

•        such other factors as the Nominating Committee deems are in the best interests of the Company and the best interests of the Company’s stockholders.

Qualified candidates for membership on the Board will be considered without a particular focus on the diversity of the Board’s membership, and without regard to race, color, creed, religion, national origin, age, gender, sexual orientation or disability.

The Nominating Committee identifies nominees by first evaluating the current members of the Board willing to continue in service. If any member of the Board does not wish to continue in service or if the Nominating Committee or the Board decides not to re-nominate a member for re-election, the Nominating Committee identifies the desired skills and experience of a new nominee, and discusses with the Board suggestions as to individuals who meet the criteria.

Special Committee

The Special Committee’s current members are Ira D. Cohen (Chairman), William J. Kelly, Brian J. Mangan and Raymond A. Roel. Each of the members of the Special Committee is an independent director under the rules of the NASDAQ Capital Market.

The Board established the Special Committee by resolution on July 9, 2018, as amended, to review the request submitted by Joseph F. Hughes and Winifred Hughes that the Board pursue a sale of the Company. Joseph F. Hughes is the former Chairman and Chief Executive Officer of the Company. At the time of submitting such request to the Board, Joseph F. Hughes and Winifred Hughes beneficially owned approximately 42% of the Company’s outstanding Common Stock. In the context of the Special Committee’s review of the request by Joseph F. Hughes and Winifred Hughes, the Board charged the Special Committee to consider and evaluate strategic alternatives (“Strategic Alternatives”) available to the Company, including (a) potential opportunities for a sale of the Company by way of merger, consolidation, sale of equity securities (including the Company’s outstanding Common Stock), sale of all or substantially all of the Company’s assets, or other strategic transactions; (b) recapitalization of the Company; (c) the sale or exchange of the shares of Common Stock held by Mr. Hughes and Mrs. Hughes in a transaction involving the Company; or (d) remaining independent and continuing to execute the Company’s business plans on a standalone basis or pursuing opportunities to grow through acquisitions, and to review, consider and evaluate, for purposes of advising the full Board, whether any of the potential Strategic Alternatives is in the best interests of the Company’s stockholders. The Special Committee is empowered to hire, at the Company’s expense, legal, financial and public relations advisors to assist the Special Committee in the performance of its duties, and has engaged CoView to provide financial advisory services. The Special Committee does not have a formal written charter, but is governed in accordance with the authority delegated to it by the Board by resolution as described above. The Special Committee has retained Farrell Fritz, P.C. as its independent legal counsel.

On December 7, 2018, the Company issued a press release providing an update on the strategic alternatives process being conducted by the Special Committee. After careful consideration, and based upon the unanimous recommendation of the Special Committee, the Board decided that it is in the best interests of the Company and its stockholders to pursue one or more strategic acquisitions. In reaching its unanimous decision to recommend to the

Board that the Company pursue an acquisition strategy, the Special Committee reviewed and considered the analysis and recommendations of CoView, including a report by CoView identifying potential acquisition candidates. The Special Committee believes that acquiring a business that is a good strategic fit will expand the Company’s customer base and improve profitability, and would be in the best interests of the Company and its stockholders. The Special Committee has been authorized, with assistance from its legal and financial advisors, to begin approaching certain potential acquisition candidates, evaluating the merits of and negotiating acquisition target proposals and agreements, and taking other actions necessary to facilitate the consummation of such a transaction. There is no assurance that this decision will result in any acquisitions being announced or consummated.

Board Leadership Structure

Christopher Hughes succeeded Joseph F. Hughes as the Company’s Chief Executive Officer and Chairman of the Board upon Joseph F. Hughes’ retirement on July 5, 2017. Joseph F. Hughes had served as the Company’s Chief Executive Officer and Chairman since the Company’s founding in 1969. The Company does not presently have a lead independent director. In view of the size of the Company’s Board and the Company’s long track record of combining the roles of Chief Executive Officer and Chairman of the Board in a single individual, the Board believes that the centralization of leadership through the combination of these two roles promotes the development and implementation of corporate strategy, efficiency of communication between the Company’s senior management team and the Board, and advancement of the Company’s goals. Moreover, Christopher Hughes’ service as the Company’s Senior Vice President from 2007 until his appointment as President and Chief Executive Officer of the Company effective July 5, 2017, and his previous service as the Vice President, Sales of TSR Consulting Services, Inc., the Company’s computer programming services subsidiary from 1991 to 2006, give him a wide breadth of specialized knowledge about the Company’s business operations that make him uniquely suited for this role.

The Board’s Audit Committee, of which Brian J. Mangan acts as Chairman and which consists entirely of independent directors, acts independently of the Chairman of the Board and exercises an oversight role in this capacity. The non-management directors, each of whom is an independent director under the rules of the NASDAQ Capital Market, also meet in executive session without any members of management present.

The Company believes the role of management is to identify and manage risks confronting the Company. The Board plays an integral part in the Company’s risk oversight, particularly in reviewing the processes used by management to identify and report risk, and also in monitoring corporate actions so as to minimize inappropriate levels of risk. The Board as a whole is also responsible for overseeing strategic and enterprise risk. A discussion of risks that the Company faces is conducted at regularly scheduled meetings of the Board and committee meetings.

Meetings of Independent Directors

Directors who are independent under the NASDAQ Capital Market listing standards and applicable laws and regulations have not met in separate committee; rather, the independent directors hold discussions among them without the presence of management in conjunction with meetings of the Audit Committee, Compensation Committee, Nominating Committee and Special Committee, as they deem necessary. Each of these committees is comprised solely of independent directors.

Code of Ethics

The Company has adopted a code of ethics that applies to all of its employees, including the chief executive officer and chief financial and accounting officer. The code of ethics is available on the Investor Relations page of the Company’s website at www.tsrconsulting.com. The Company intends to post on its website all disclosures that are required by law or NASDAQ Capital Market listing standards concerning any amendments to, or waivers from, the Company’s code of ethics. Stockholders may request a free copy of the code of ethics by writing to Corporate Secretary, TSR, Inc., 400 Oser Avenue, Suite 150, Hauppauge, NY 11788. Disclosure regarding any amendments to, or waivers from, provisions of the code of ethics that apply to the Company’s directors or principal executive and financial officers will be included in a Current Report on Form 8-K filed with the Securities and Exchange Commission within four business days following the date of the amendment or waiver, unless website posting of such amendments or waivers is then permitted by the rules of the NASDAQ Capital Market and the SEC.

Stockholder Nominations

Under the Company’s Amended and Restated By-laws, as amended, a stockholder must follow certain procedures to nominate persons for election as directors or to introduce an item of business at an annual meeting of stockholders. Among other requirements, these procedures require any nomination or proposed item of business to be submitted in writing to the Company’s Corporate Secretary at its principal executive offices. The Company must receive the notice of a stockholder’s intention to introduce a nomination or proposed item of business at an annual meeting no later than 120 days prior to the anniversary of the date on which the Company released its proxy statement (the “Anniversary Date”) in connection with the prior year’s annual meeting to its stockholders; provided, however, in the event the annual meeting is scheduled to be held on a date more than 30 days before or after the Anniversary Date, the notice can be received not later than the close of business on the later of the 75th day prior to the scheduled meeting date or the 15th day following the day on which the public announcement of such annual meeting is first made by the Company.

Stockholder Communications with Directors

Generally, stockholders who have questions or concerns should contact the Company’s Corporate Secretary at (631) 231-0333. Any stockholder who wishes to address questions regarding the Company’s business directly with the Board, or any individual director, should direct his or her questions, in writing, in care of the Company’s Secretary, at the Company’s offices at 400 Oser Avenue, Suite 150, Hauppauge, NY 11788. Any complaint, concern or reference to a problem or potential problem with the Company’s accounting, accounting policies, internal control, auditing or financial matters should be addressed to Accounting Complaints, c/o Chair of the Audit Committee, TSR, Inc., 400 Oser Avenue, Suite 150, Hauppauge, NY 11788.

Certain Relationships and Related Transactions

The Audit Committee is responsible for reviewing and approving all transactions between the Company and any related party pursuant to the Audit Committee’s charter. Except as described below, the Company was not a participant in any transaction since the beginning of the 2019 or 2018 fiscal years in which any related person had a direct or indirect material interest and in which the amount involved exceeded the lesser of $120,000 or 1% of the average of the Company’s total assets at the end of each of the Company’s two prior fiscal years, and no such transactions are currently proposed. Regina Dowd, who served as a director of the Company during fiscal years 2019 and 2018, was also employed as a sales executive of the Company for the 2019 and 2018 fiscal years, for which she was paid compensation in the amounts of $149,000 and $145,000 for the 2019 and 2018 fiscal years, respectively. The Company and Ms. Dowd entered into an employment agreement dated as of July 1, 2019 pursuant to which the Company employs Ms. Dowd as an Account Manager for a three-year term expiring on June 30, 2022, and on an at-will basis thereafter, for an annual base salary of $60,000 and eligibility to earn commissions pursuant to an incentive compensation/commission plan.

In addition, in connection with the settlement of a civil action brought against the Company in June 2019 by Ms. Dowd and Joseph F. Hughes, the former Chief Executive Officer and Chairman of the Company, concerning their right to indemnification by the Company for legal fees incurred by them in connection with certain of the lawsuits described under the section of this Proxy Statement entitled “Background of this Proxy Solicitation — Litigation,” the Company agreed to pay approximately $385,000 in legal fees incurred by them.

DIRECTOR COMPENSATION

The following table sets forth information concerning the compensation of the non-officer directors of the Company who served as directors during the fiscal years ended May 31, 2018 and May 31, 2019. Directors of the Company who also serve as executive officers of the Company are not paid any compensation for their service as directors. For the fiscal years ended May 31, 2018 and May 31, 2019, Christopher Hughes was the only director of the Company who also served as an executive officer.

Name		Fees Earned Or Paid In Cash	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation	Total
Ira Cohen	2019	$15,834	—	—	—	—	—	$15,834
	2018	—	—	—	—	—	—	—
Regina Dowd	2019	$2,500	—	—	—	—	—	$2,500
	2018	$10,000	—	—	—	—	—	$10,000
James J. Hill	2019	$2,500	—	—	—	—	—	$2,500
	2018	$10,000	—	—	—	—	—	$10,000
William J. Kelly	2019	$17,500	—	—	—	—	—	$17,500
	2018	—	—	—	—	—	—	—
Brian J. Mangan	2019	$27,500	—	—	—	—	—	$27,500
	2018	$20,000	—	—	—	—	—	$20,000
Joseph Pennacchio	2019	$10,000	—	—	—	—	—	$10,000
	2018	—	—	—	—	—	—	—
Raymond A. Roel	2019	$22,500	—	—	—	—	—	$22,500
	2018	$15,000	—	—	—	—	—	$15,000
Eric Stein	2019	$10,000	—	—	—	—	—	$10,000
	2018	—	—	—	—	—	—	—

For their service, members of the Board who are not officers of the Company received an annual retainer of $10,000, payable quarterly during each fiscal 2018 and 2019. Brian J. Mangan received an additional annual retainer of $10,000 for his services as Audit Committee Chairman during each fiscal 2018 and 2019. Raymond A. Roel received an additional annual retainer of $5,000 for his services as Compensation Committee Chairman during each fiscal 2018 and 2019. Raymond A. Roel, Brian J. Mangan, William J. Kelly, and Ira D. Cohen each received an additional annual retainer of $7,500 for their services as members of the Special Committee during fiscal 2019.

James J. Hill served as a director during the 2019 fiscal year until he resigned from the Board on July 9, 2018. Regina Dowd served as a director during the 2019 fiscal year until she resigned from the Board on August 27, 2018. Ira D. Cohen, William J. Kelly, Joseph Pennacchio and Eric M. Stein were appointed to the Board after the end of the Company’s 2018 fiscal year. Specifically, Ira D. Cohen was appointed to the Board on September 2, 2018; William J. Kelly and Joseph Pennacchio were appointed to the Board on July 27, 2018; and Eric M. Stein was appointed to the Board on July 17, 2018.

EXECUTIVE COMPENSATION

The following table sets forth information concerning the annual and long-term compensation of the named executive officers for services in all capacities to the Company for the fiscal years ended May 31, 2019, 2018 and 2017. The named executive officers during the fiscal years ended May 31, 2019, 2018 and 2017 were (1) Joseph F. Hughes, who served as Chairman, President, Chief Executive Officer and Treasurer until his retirement effective July 5, 2017, (2) John G. Sharkey, Vice President, Finance and Secretary, and (3) Christopher Hughes, who succeeded Mr. Joseph Hughes as Chairman, President, Chief Executive Officer and Treasurer effective July 5, 2017, and who served as Senior Vice President prior to succeeding Mr. Joseph Hughes. Mr. Joseph F. Hughes, Mr. Sharkey and Mr. Christopher Hughes are referred to in this Proxy Statement as the “Executive Officers.”

SUMMARY COMPENSATION TABLE

Name and Principal Position	Fiscal Year	Salary		Bonus		Stock Award $	Option Award $	Non-Equity Incentive Plan Compensation	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All other Compensation		Total
Joseph F. Hughes	2019	—		—		—	—	—	—	—		—
President and Chief	2018	$48,000	(4)	$100,000	(5)	—	—	—	—	$82,000	(6)	$230,000
Executive Officer(1)	2017	$500,000		—		—	—	—	—	$44,000	(6)	$544,000
Christopher Hughes	2019	$390,000		$100,000		—	—	—	—	$25,000	(7)	$515,000
President and Chief	2018	$350,000		$150,000		—	—	—	—	$25,000	(7)	$525,000
Executive Officer;	2017	$329,000		$100,000		—	—	—	—	$25,000	(7)	$454,000
Sr. Vice President(2)
John G. Sharkey	2019	$250,000		$75,000		—	—	—	—	$6,000	(8)	$331,000
Vice President, Finance	2018	$250,000		$50,000		—	—	—	—	$6,000	(8)	$306,000
and Secretary(3)	2017	$250,000		$50,000		—	—	—	—	$6,000	(8)	$306,000

____________

(1)      Joseph F. Hughes served as the President and Chief Executive Officer of the Company during the fiscal year ended May 31, 2017 and until the effective date of his retirement from the Company on July 5, 2017.

(2)      Christopher Hughes served as the Senior Vice President of the Company during the fiscal year ended May 31, 2017 and until July 5, 2017. Effective July 5, 2017, Christopher Hughes was appointed as President and Chief Executive Officer of the Company.

(3)      John G. Sharkey served as Vice President, Finance and Secretary for the 2019 and 2018 fiscal years. Mr. Sharkey was subsequently appointed as Senior Vice President and Chief Financial Officer effective June 1, 2019.

(4)      Represents the pro-rated amount of an annual salary of $500,000 for the period beginning on June 1, 2017 and ending on the effective date of Joseph F. Hughes’ retirement from the Company on July 5, 2017.

(5)      Represents a one-time founder’s bonus paid to Joseph F. Hughes in connection with his retirement from the Company effective July 5, 2017. This amount was paid in cash.

(6)      Of the amount of All Other Compensation paid to Joseph F. Hughes for the 2018 fiscal year, $19,000 related to Joseph F. Hughes’ personal use of an automobile provided by the Company, and $63,000 represents the aggregate amount of (a) insurance premiums paid by the Company to maintain health insurance coverage for Mr. Hughes under the Company’s then-current health insurance plan, and (b) the aggregate amount of $48,000 that is payable by the Company to Mr. Hughes in cash in monthly installments of $2,000 per month over a period of 24 months, from June 1, 2018 to May 31, 2020, to assist him with the cost of obtaining private health insurance coverage after the expiration of the Company’s then-current health insurance plan on May 31, 2018.  In connection with Mr. Hughes’ retirement from the Company, the Board approved the continued payment by the Company of the remaining payments of the lease for the automobile used by Mr. Hughes until the lease expired in May, 2018. Further, the Board approved the continued payment by the Company for health insurance coverage for Mr. Hughes and his spouse under the Company’s executive medical plan until May 31, 2018 and approved payments of $2,000 per month to Mr. Hughes for a period of two years thereafter to assist Mr. Hughes with the cost of obtaining his own private health insurance coverage. Joseph F. Hughes and his spouse have remained on the executive medical plan subsequent to May 31, 2018 at the Company’s expense in lieu of the direct payments to them for this coverage. See “Employment Agreements and Arrangements” below. Of the amount of All Other Compensation paid to Mr. Hughes for the 2017 fiscal year, $22,000 related to Mr. Joseph F. Hughes’ personal use of an automobile provided by the Company for the 2017 fiscal year; $7,000 was paid to Mr. Hughes for a country club membership for the 2017 fiscal year; and $15,000 was paid to Mr. Hughes for premiums for medical insurance benefits for the 2017 fiscal year.

(7)      Of the aggregate amount of all other compensation paid to Christopher Hughes for each of the 2019, 2018 and 2017 fiscal years, $3,000 related to Mr. Hughes’ personal use of an automobile provided by the Company for each of the 2019, 2018 and 2017 fiscal years; and $22,000 was paid to Mr. Hughes for premiums for medical insurance benefits for each of the 2019, 2018 and 2017 fiscal years.

(8)      Amounts related to John G. Sharkey’s personal use of an automobile provided by the Company for each of the 2019, 2018 and 2017 fiscal years.

Outstanding Equity Awards — 2018 Fiscal Year End

There were no outstanding equity awards at the end of fiscal 2018.

Outstanding Equity Awards — 2019 Fiscal Year End

There were no outstanding equity awards at the end of fiscal 2019.

Employment Agreements and Arrangements

Joseph F. Hughes was compensated at a base salary of $500,000 per annum during the fiscal year ended May 31, 2017 pursuant to an unwritten employment agreement between Mr. Hughes and the Company. Mr. Hughes retired on July 5, 2017 and received a pro-rated amount of his annual base salary for the period from June 1, 2017 to July 5, 2017. In connection with Mr. Hughes’ retirement, the Board awarded him a one-time founder’s bonus of $100,000, which was paid to Mr. Hughes in cash. The Board also approved the continued payment by the Company of the remaining payments of the lease for the automobile used by Mr. Hughes until the lease expired in May, 2018. Further, the Board approved the continued payment by the Company for health insurance coverage for Mr. Hughes and his spouse under the Company’s executive medical plan until May 31, 2018 and approved payments of $2,000 per month to Mr. Hughes for a period of two years thereafter to assist Mr. Hughes with the cost of obtaining his own private health insurance coverage. In the event Mr. Hughes passes away prior to May 31, 2020, the Company will make the $2,000 monthly payments described in the preceding sentence to Mr. Hughes’ spouse during her lifetime according to the same schedule for the remainder of the period. Notwithstanding the foregoing, inasmuch as the Company was able to maintain insurance coverage for Mr. Hughes and his spouse under the Company’s executive medical plan for the Company’s 2019 fiscal year and for the Company’s 2020 fiscal year when the term of the plan renewed as of June 1, 2019, the Company continued to pay for insurance coverage for Mr. Hughes and his spouse under the Company’s executive medical plan through the Company’s 2019 fiscal year, and has continued to pay for insurance coverage under the executive medical plan for Mr. Hughes and his spouse for the Company’s 2020 fiscal year.

On May 24, 2019, the Company entered into a written amended and restated employment agreement with John G. Sharkey (the “Sharkey Employment Agreement”) that superseded the employment agreement that the Company and Mr. Sharkey had entered into in June 2015. The Sharkey Employment Agreement terminates May 31, 2020 and automatically renews for successive renewal terms of one (1) year each unless either party gives notice of non-renewal to the other party at least thirty (30) days prior to the expiration of the initial term or the then-current renewal term. The Sharkey Employment Agreement provides for an annualized base salary in the amount of $285,000 for the period from June 1, 2019 through December 31, 2019. Beginning January 1, 2020, the annualized base salary increases to the amount of $310,000. Thereafter, the Compensation Committee will review Mr. Sharkey’s base salary on an annual basis and the Board may increase his base salary, in its sole discretion. In addition to base salary, the Sharkey Employment Agreement provides that Mr. Sharkey will be eligible to receive an annual cash bonus for each fiscal year in an amount determined by the Compensation Committee in its sole discretion and subject to the approval of the Board, which may be based upon standards that the Compensation Committee establishes with Mr. Sharkey, subject to the Board’s approval. The target amount of the annual bonus will not be less than $85,000, provided that the actual amount of the annual bonus may be higher or lower than the target amount. The Sharkey Employment Agreement further provided that the Company pay Mr. Sharkey an annual bonus in the amount of $75,000 for the fiscal year ending May 31, 2019, which is the annual bonus that is to be paid to Mr. Sharkey under the terms of the Mr. Sharkey’s former employment agreement for the fiscal year ending May 31, 2019 and which the Company paid in a lump sum. As set forth in the Summary Compensation Table above, the Company paid an annual bonus to Mr. Sharkey in the amount of $50,000 for each of the fiscal years ended May 31, 2018 and 2017.

In the event that (a) the Company terminates Mr. Sharkey’s employment without “Cause” (as defined in the Sharkey Employment Agreement), (b) Mr. Sharkey terminates his employment for “Good Reason” (as defined in the Sharkey Employment Agreement) or (c) Mr. Sharkey’s employment terminates upon the expiration of the term as a result of the Company providing a notice of non-renewal of the then-current term of the Sharkey Employment Agreement, then Mr. Sharkey will be entitled to receive the following: (i) a severance payment equal to the sum of (x) 1.5 times Mr. Sharkey’s annual base salary at the rate in effect on the date of termination, (y) 1.5 times Mr. Sharkey’s annual bonus based on the bonus awarded to him for the fiscal year prior to the fiscal year in which the date of termination occurred, and (z) in the case of a termination by the Company without “Cause” or a termination by Mr. Sharkey for “Good Reason,” the base salary that Mr. Sharkey would have received if he had remained employed from the date of termination through the last day of the initial term or then-current renewal term, which severance payment will be payable in a single lump sum on the Company’s first regular pay date following the date on which the General Release (as defined in the Sharkey Employment Agreement) becomes effective; (ii) payment of the full bonus for the fiscal year in which the date of termination occurs (the “Termination Year Bonus”), which Termination Year Bonus will be based on the bonus awarded to Mr. Sharkey for the fiscal year prior to the fiscal year in which the date of termination occurred and will be payable within thirty (30) days following the date of termination; (iii) continued medical and dental insurance benefits for Mr. Sharkey and his family that are at least comparable to the benefits generally offered to all eligible Company employees until the earlier of (x) the two (2) year anniversary of Mr. Sharkey’s employment termination date, and (y) the date that Mr. Sharkey is eligible for comparable coverage under the group health insurance plans of another employer; and (iv) for two (2) years following the date of termination, the Company will reimburse Mr. Sharkey for the monthly cost of his car lease, subject to certain parameters described in the Sharkey Employment Agreement. In addition to the foregoing benefits, the Company will also pay Mr. Sharkey the Accrued Obligations (as defined in the Sharkey Employment Agreement). With the exception of the Accrued Obligations and the Termination Year Bonus, the Company’s obligation to pay the foregoing benefits is subject to Mr. Sharkey’s execution and non-revocation of a general release of claims against the Company, and his continued compliance with all post-termination covenants.

In the event that either (a) the Company terminates Mr. Sharkey’s employment for “Cause,” (b) Mr. Sharkey terminates his employment without “Good Reason” or (c) Mr. Sharkey’s employment terminates due to his death, disability or the expiration of the then-current term of the Sharkey Employment Agreement as a result of Mr. Sharkey providing a notice of non-renewal, then the Company’s sole obligations to Mr. Sharkey shall be: (i) the payment of Mr. Sharkey’s accrued but unpaid base salary and business expenses incurred by Mr. Sharkey that had not yet been reimbursed; (ii) in the case of a termination by Mr. Sharkey without “Good Reason” or a termination due to Mr. Sharkey’s death or disability, a pro-rated bonus for the fiscal year in which the date of termination occurs (calculated based on the bonus awarded for the prior fiscal year and pro-rated based upon the number of days that Mr. Sharkey was employed in the fiscal year in which the date of termination occurs) (the “Pro-Rata Bonus”); and (iii) in the case of the expiration of the then-current term of the Sharkey Employment Agreement as a result of Mr. Sharkey providing a notice of non-renewal, his Termination Year Bonus (calculated based on the bonus awarded for the prior fiscal year). The Company will pay the Accrued Obligations, the Pro-Rata Bonus and the Termination Year Bonus in a single lump sum within thirty (30) days following the date of termination.

The Sharkey Employment Agreement incorporates the terms and provisions of a Maintenance of Confidence and Non-Compete Agreement between the Company and Mr. Sharkey dated as of May 24, 2019. The Maintenance of Confidence and Non-Compete Agreement sets forth Mr. Sharkey’s covenants against the disclosure of confidential information, covenants against the solicitation of customers, employees and independent contractors and a covenant against competition (all in accordance with the terms set forth therein) and supersedes any prior agreements entered into by Mr. Sharkey pertaining to such covenants.

The Sharkey Employment Agreement does not provide for any payments in connection with a change in control of the Company.

In March 2012, the Company entered into a written employment agreement with Christopher Hughes which, as extended, expired April 30, 2017. This employment agreement provided for an annual base salary of $300,000 and an annual bonus to be approved by the Compensation Committee at its discretion.

In April 2017, in anticipation of the expiration of Christopher Hughes’ prior employment agreement, the Company entered into a written employment agreement with Mr. Hughes, which was effective as of May 1, 2017 and which was scheduled to terminate on May 31, 2022. This employment agreement provided that Mr. Hughes was entitled to receive an annual bonus with respect to the Company’s 2017 fiscal year determined pursuant to the same terms set forth in his prior employment agreement that expired on April 30, 2017, which provided that the Compensation Committee would determine Mr. Hughes’ annual bonus in its discretion. As set forth in the Summary Compensation Table above, the Compensation Committee approved, and the Company paid, an annual bonus to Mr. Hughes in the amount of $100,000 for the fiscal year ended May 31, 2017. This employment agreement provided for an annual base salary of $350,000 and an annual bonus for fiscal years beginning with the fiscal year ended May 31, 2018 to be approved by the Compensation Committee in its discretion, which may be based upon standards that the Compensation Committee approves at the beginning of each fiscal year commencing with the fiscal year beginning June 1, 2017, and which standards may be modified thereafter with the Compensation Committee’s approval. The employment agreement provided that the Company shall pay any annual bonus that may become payable within 120 days of the end of the applicable fiscal year, for the period to which the bonus relates. In addition, the employment agreement provided that the Company shall pay Mr. Hughes an advance on his annual bonus for the current fiscal year within 30 days after the end of each fiscal quarter (other than the fourth fiscal quarter) in an amount equal to the bonus which would have been earned through the end of such fiscal quarter, based on any standards approved by the Compensation Committee. Each such advance of the bonus was to be approved by the Compensation Committee unless it is paid in accordance with a formula approved in advance for such fiscal year. In the event that following any fiscal quarter or following completion of the Company’s audited financial statements, any advance payment of the bonus previously paid with respect to any fiscal year (or portion thereof) exceeded the amount that Mr. Hughes is entitled to receive through the end of such fiscal quarter or fiscal year, Mr. Hughes was required to promptly return such excess amount to the Company.

On August 9, 2018, the Company and Christopher Hughes entered into an Amended and Restated Employment Agreement, dated and effective as of August 9, 2018, that superseded the employment agreement that the Company and Mr. Hughes had entered into on April 14, 2017 and which had become effective as of May 1, 2017. The Amended and Restated Employment Agreement has a term of three years, nine months and twenty-two days, and is scheduled to expire on May 31, 2022. The Amended and Restated Employment Agreement provides for an annual base salary of $400,000, which the Company’s Compensation Committee will review on an annual basis, and which the Company’s Board may increase in the Board’s discretion. Mr. Hughes is eligible to receive an annual cash bonus in the discretion of the Compensation Committee, which may be based upon standards established by the Compensation Committee and approved by the Board. Mr. Hughes is entitled to receive advance payments of the bonus on a quarterly basis based on the amount of the bonus that would have been earned through the end of each quarter according to such standards. Such advance payments of the bonus are subject to recapture by the Company in the event that the amount paid as the advance exceeds the amount that Mr. Hughes was actually entitled to receive. Mr. Hughes is entitled to participate in any pension, profit-sharing, retirement, hospitalization, insurance, medical services or other employee benefit plan generally available to the Company’s executives, to the extent that he is eligible to participate under the terms and conditions of such plans. Mr. Hughes is also entitled to executive medical benefits and a car (leased or owned at the sole discretion of the Company) in such amounts for the car as determined by the Board, provided that the executive medical benefits and car may be discontinued at the end of any fiscal year at the discretion of the Board.

The Company has the right to immediately terminate Mr. Hughes’ employment for “Cause” (as defined in the Amended and Restated Employment Agreement), in which event Mr. Hughes shall be entitled to receive his base salary for the month in which the termination is effective.

The Company has the right to terminate Mr. Hughes’ employment upon fifteen days written notice in the event Mr. Hughes is unable to perform his duties on account of illness, accident or other physical or mental incapacity for a period of six consecutive months or an aggregate of 180 days in any period of twelve consecutive months, in which event Mr. Hughes shall be entitled to receive his base salary and reimbursement of approved expenses for the month in which termination is effective.

The Company may terminate Mr. Hughes’ employment for any other reason upon thirty days written notice, in which event Mr. Hughes shall be entitled to receive (a) reimbursement of any unpaid approved expenses, (b) severance from the Company in an amount equal to (i) two times his base salary plus (ii) two times his bonus for the then-current fiscal year, or if that bonus amount cannot be determined, two times the amount of the bonus paid to him in the prior fiscal year, (c) continued group health insurance benefits (including both group health insurance benefits generally offered to all eligible employees of the Company and supplemental executive health insurance benefits) until the earlier of the second anniversary of termination or such time as Mr. Hughes is eligible for comparable coverage under the group health insurance plans of another employer and (d) reimbursement for the monthly cost of his car lease until the second anniversary of the termination of his employment; provided that, as a condition to his right to receive the payments and benefits in clauses (b), (c) and (d), Mr. Hughes executes, delivers and does not revoke a release of all claims against the Company and its affiliates.

The Amended and Restated Employment Agreement incorporates the terms and provisions of a Maintenance of Confidence and Non-Compete Agreement between the Company and Mr. Hughes dated as of August 9, 2018. The Maintenance of Confidence and Non-Compete Agreement sets forth Mr. Hughes’ covenants against the disclosure of confidential information, covenants against the solicitation of customers, employees and independent contractors and a covenant against competition (all in accordance with the terms set forth therein) and supersedes any prior agreements entered into by Mr. Hughes pertaining to such covenants.

See “Payments in Connection with Termination of Employment and Change in Control” below for a description of payments that Mr. Hughes is entitled to receive under his Amended and Restated Employment Agreement in connection with a termination of his employment in connection with a change in control of the Company.

Payments in Connection with Termination of Employment and Change in Control

Christopher Hughes’ Amended and Restated Employment Agreement provides that in the event that Mr. Hughes’ employment is terminated without “cause” during the six-month period prior to, or within one year after, a “change in control” (as defined in the Amended and Restated Employment Agreement) of the Company, or if Mr. Hughes resigns from his employment for “good reason” within one year after a change in control of the Company, then Mr. Hughes shall be entitled to receive (a) his base salary through the date of termination or resignation plus his bonus pro-rated through such date, (b) an amount equal to two times his base salary plus two times his bonus for the then-current fiscal year, or if such bonus amount cannot be determined, two times the bonus paid to him in the prior fiscal year, provided that Mr. Hughes executes and delivers a release of all claims against the Company, (c) continued group health insurance benefits (including both group health insurance benefits generally offered to all eligible employees of the Company and supplemental executive health insurance benefits) until the earlier of the second anniversary of termination or such time as Mr. Hughes is eligible for comparable coverage under the group health insurance plans of another employer and (d) reimbursement for the monthly cost of his car lease until the second anniversary of the termination of his employment; provided that, as a condition to his right to receive the payments and benefits in clauses (b), (c) and (d), Mr. Hughes executes, delivers and does not revoke a release of all claims against the Company and its affiliates. “Good reason” means either (i) a material breach by the Company of the Amended and Restated Employment Agreement, (ii) a material diminution in Mr. Hughes’ authority, duties or responsibilities, or (iii) a relocation by the Company of Mr. Hughes’ principal place of business for the performance of his duties to a location that is anywhere outside of a 100 mile radius of the Borough of Manhattan.

STOCK OWNERSHIP INFORMATION

Security Ownership of Certain Beneficial Owners and Management

The outstanding voting stock of the Company as of October 1, 2019 consisted of 1,962,062 shares of Common Stock. The table below sets forth the beneficial ownership of the Common Stock of the Company’s directors, executive officers and persons known to the Company to be the beneficial owner of more than five percent (5%) of the outstanding shares of Common Stock as of October 1, 2019:

	Beneficial Ownership of Common Stock
Name of Beneficial Owner – Directors, Officers and 5% Stockholders	No. of Shares(1)		Percent of Class
Ira D. Cohen(2)(3)	—		—
Fintech Consulting LLC(4)	376,000		19.2%
Robert Fitzgerald(5)	139,200	(6)	7.1%
Tajuddin Haslani(4)	376,100	(13)	19.2%
Christopher Hughes(2)(3)(7)	11,842	(8)	0.6%
William J. Kelly(2)(3)	—		—
Philip J. LaBlonde(9)	135,000		6.9%
Brian J. Mangan(2)(3)	—		—
Joseph Pennacchio(2)(3)	—		—
QAR Industries, Inc.(5)	139,200		7.1%
Raymond A. Roel(2)(3)	—		—
John G. Sharkey(2)(10)	6,750		0.3%
Eric M. Stein(2)(3)	—		—
Zeff Capital, L.P.(11)	437,774		22.3%
Zeff Holding Company, LLC(11)	437,774	(12)	22.3%
Daniel Zeff(11)	437,774	(12)	22.3%
All Directors and Executive Officers as a Group (8 persons)	18,592		0.9%

____________

(1)      In accordance with Rule 13d-3 of the Exchange Act, a person is deemed to be the beneficial owner, for purposes of this table, of any shares of the Company’s Common Stock if such person has voting or investment power with respect to such shares. This includes shares of Common Stock (a) subject to options exercisable within sixty (60) days, and (b) (1) owned by a person’s spouse, (2) owned by other immediate family members who share a household with such person, or (3) held in trust or held in retirement accounts or funds for the benefit of the such person, over which shares the person named in the table may possess voting and/or investment power. Unless otherwise stated herein, each beneficial owner has sole voting power and sole investment power.

(2)      This executive officer and/or director maintains a mailing address at 400 Oser Avenue, Suite 150, Hauppauge, New York 11788.

(3)      Such person currently serves as a director of the Company.

(4)      Based on a Schedule 13D filed by Fintech Consulting LLC and Tajuddin Haslani with the SEC on July 30, 2018. Based on the Schedule 13D, Tajuddin Haslani is the managing member of Fintech Consulting LLC and the reporting persons maintain a mailing address at 120 S. Wood Avenue, Suite 300, Iselin, New Jersey 08830.

(5)      Based on an Amendment to Schedule 13D filed by QAR Industries, Inc. and Robert Fitzgerald with the SEC on September 10, 2019. Based on the Amendment to Schedule 13D, Robert Fitzgerald is the President of QAR Industries, Inc. and the reporting persons maintain a mailing address at 101 SE 25th Avenue, Mineral Wells, Texas 76067.

(6)      Represents the same shares owned by QAR Industries, Inc.

(7)      Mr. Christopher Hughes served as the Senior Vice President of the Company until July 5, 2017 at which time he was elected Chairman, President, Chief Executive and Treasurer of the Company.

(8)      Includes 5,566 shares held of record by Christopher Hughes’ wife, as to which Mr. Hughes disclaims beneficial ownership.

(9)      Based on a Schedule 13D filed by Philip J. LaBlonde with the SEC on August 11, 2016. Based on the Schedule 13D, Philip J. LaBlonde maintains a mailing address at 15120 Honors Circle, Carmel, Indiana 46033.

(10)    John G. Sharkey served as the Vice President, Finance, Controller and Secretary of the Company until June 1, 2019. Effective June 1, 2019, Mr. Sharkey was appointed Senior Vice President, Chief Financial Officer and Secretary of the Company.

(11)    Based on an Amendment to Schedule 13D filed by Zeff Capital, L.P., Zeff Holding Company, LLC and Daniel Zeff with the SEC on September 4, 2019. Based on the Amendment to Schedule 13D, Zeff Capital, L.P. is the owner of the 437,774 shares reported on the Amendment; Zeff Holding Company, LLC is the general partner of Zeff Capital, L.P.; Daniel Zeff is the sole manager of Zeff Holding Company, LLC; and all of the reporting persons maintain a mailing address at 885 Sixth Avenue, New York, New York 10001.

(12)    Represents the same shares owned by Zeff Capital, L.P.

(13)    Includes 376,000 shares owned by Fintech Consulting LLC.

Section 16(A) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company’s officers and directors and persons who beneficially own more than ten percent of a registered class of the Company’s equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the “Commission”). Officers, directors and greater than ten percent Stockholders are required by regulation of the Commission to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Forms 5 were required for those persons, the Company believes that all of its officers, directors and greater than ten percent beneficial owners complied with all filing requirements applicable to them with respect to reports required to be filed by Section 16(a) of the Exchange Act during the fiscal year ended May 31, 2018 and the fiscal year ended May 31, 2019.

PROPOSAL 2 — RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTANTS

Relationship with Independent Registered Public Accountants

CohnReznick LLP has been appointed by the Company’s Audit Committee and Board as the independent registered public accounting firm for the Company to audit and report on the Company’s consolidated financial statements for the fiscal year ending May 31, 2019. CohnReznick LLP audited and reported on the Company’s consolidated financial statements for the year ended May 31, 2018. The Company expects that a representative of CohnReznick LLP will be present at the 2018 Annual Meeting with an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions. The appointment of CohnReznick LLP as the Company’s independent registered public accounting firm will be ratified if it receives the affirmative vote of the holders of a majority of shares of the Company’s Common Stock present at the 2018 Annual Meeting, in person or by proxy. Submission of the appointment of the independent registered public accounting firm to the stockholders for ratification will not limit the authority of the Audit Committee and Board to appoint another accounting firm to serve as the independent registered public accounting firm if the present accountants resign or their engagement is otherwise terminated. If the stockholders do not ratify the appointment of CohnReznick LLP at the 2018 Annual Meeting, the selection of CohnReznick LLP may be reconsidered by the Audit Committee and Board. The Audit Committee is responsible for approving the engagement of the Company’s independent registered public accounting firm to render audit or non-audit services prior to the engagement of the accountants to render such services.

The Board unanimously recommends a vote FOR the approval of the ratification of the appointment of CohnReznick LLP as the Company’s independent registered public accountants for the fiscal year ending May 31, 2019.

Audit Fees

The aggregate fees billed by CohnReznick LLP for professional services related to the audit of the Company’s consolidated financial statements included in the Company’s Annual Report on Form 10-K for the fiscal years ended May 31, 2019, 2018 and 2017 and the review of the consolidated condensed financial statements included in the Company’s Quarterly Reports on Form 10-Q for the fiscal years ended May 31, 2019, 2018 and 2017 were $78,000, $75,000 and $77,000, respectively.

Audit Related Fees

There were no fees billed by CohnReznick LLP for audit related services for the fiscal years ended May 31, 2019, 2018 or 2017.

Tax Fees

There were no fees billed by CohnReznick LLP for tax compliance, tax advice and tax planning during the fiscal years ended May 31, 2019, 2018 or 2017.

All Other Fees

There were non-audit related services of $6,000 billed by CohnReznick LLP for the fiscal year ended May 31, 2018, which related to review of the Company’s information returns filed with the Internal Revenue Service related to a foreign bank account. There were no fees billed by CohnReznick LLP related to any other non-audit services for the fiscal years ended May 31, 2019 and 2017.

Audit Committee Report — Fiscal 2018

The Audit Committee has reviewed and discussed the Company’s audited consolidated financial statements for the Company’s 2018 fiscal year with the Company’s management. The Audit Committee has separately discussed with CohnReznick LLP, the Company’s independent registered public accounting firm for the 2018 fiscal year, the matters required to be discussed by Auditing Standard No. 1301, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board.

The Audit Committee has also received the written disclosures and the letter from CohnReznick LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accountant’s communications with the Audit Committee concerning independence, and the Audit Committee has discussed with CohnReznick LLP the independence of that firm from the Company.

Based on the Audit Committee’s review and discussions noted above, the Audit Committee recommended to the Board that the Company’s audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the Company’s 2018 fiscal year for filing with the Securities and Exchange Commission.

Members of the Audit Committee(1)
Brian J. Mangan, Chairman	Raymond A. Roel
William J. Kelly	Eric M. Stein

____________

(1)      Ira D. Cohen was appointed to the Audit Committee effective September 2, 2018, subsequent to the Audit Committee’s recommendation to the Board that the Company’s audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended May 31, 2018.

Audit Committee Report — Fiscal 2019

The Audit Committee has reviewed and discussed the Company’s audited consolidated financial statements for the Company’s 2019 fiscal year with the Company’s management. The Audit Committee has separately discussed with CohnReznick LLP, the Company’s independent registered public accounting firm for the 2019 fiscal year, the matters required to be discussed by Auditing Standard No. 1301, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board.

The Audit Committee has also received the written disclosures and the letters from CohnReznick LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accountant’s communications with the Audit Committee concerning independence, and the Audit Committee has discussed with CohnReznick LLP the independence of that firm from the Company.

Based on the Audit Committee’s review and discussions noted above, the Audit Committee recommended to the Board that the Company’s audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the Company’s 2019 fiscal year for filing with the Securities and Exchange Commission.

Members of the Audit Committee
Brian J. Mangan, Chairman	Raymond A. Roel
Ira D. Cohen	Eric M. Stein
William J. Kelly

OTHER INFORMATION

Stockholder Proposals for Next Annual Meeting

Any proposal that a stockholder of the Company intends to present at the next annual meeting of stockholders and wishes to be included in the Company’s proxy statement and form of proxy relating to that meeting must be received by the Company at its principal executive office not later than the later of the 75th day prior to the scheduled meeting date or the 15th day following the day on which the public announcement of such annual meeting is first made by the Company. Pursuant to the Company’s Amended and Restated By-laws, as amended, the Company must receive the notice of a stockholder’s intention to introduce a nomination or proposed item of business at an annual meeting no later than 120 days prior to the anniversary of the date on which the Company released its proxy statement, which is the Anniversary Date, in connection with the prior year’s annual meeting to its stockholders; provided, however, in the event the annual meeting is scheduled to be held on a date more than 30 days before or after the Anniversary Date, the notice can be received not later than the close of business on the later of the 75th day prior to the scheduled meeting date or the 15th day following the day on which the public announcement of such annual meeting is first made by the Company. The Company is releasing its proxy statement for the 2018 Annual Meeting to its stockholders on October 4, 2019. Any such proposal must also comply with the other requirements of the proxy solicitation rules of the SEC.

Form 10-K Annual Report

The Annual Reports for the fiscal years ended May 31, 2018 and May 31, 2019 are enclosed with this Proxy Statement. IN ADDITION, UPON WRITTEN REQUEST BY ANY STOCKHOLDER ENTITLED TO VOTE AT THE 2018 ANNUAL MEETING, THE COMPANY WILL FURNISH THAT PERSON, WITHOUT CHARGE, WITH A COPY OF ITS ANNUAL REPORTS ON FORM 10-K FOR THE FISCAL YEARS ENDED MAY 31, 2018 AND MAY 31, 2019, INCLUDING AMENDMENT NO. 1 ON FORM 10-K/A TO THE COMPANY’S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED MAY 31, 2019, WHICH ARE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO. IN THE EVENT THAT EXHIBITS TO SUCH FORM 10-K ARE REQUESTED, A FEE WILL BE CHARGED FOR REPRODUCTION OF SUCH EXHIBITS. If the person requesting the report was not a stockholder of record on October 1, 2019, the request must contain a good faith representation that the person making the request was a beneficial owner of the Company’s stock at the close of business on such date. Requests should be addressed to Mr. John G. Sharkey, Secretary, TSR, Inc., 400 Oser Avenue, Suite 150, Hauppauge, NY 11788.

Householding

The Company has adopted a procedure called “householding,” which has been approved by the SEC. Under this procedure, the Company is delivering only one copy of the Annual Report and Proxy Statement to multiple stockholders who share the same mailing address and have the same last name, unless the Company has received contrary instructions from an affected stockholder. This procedure reduces the Company’s printing costs, mailing costs and fees. Stockholders who participate in householding will continue to receive separate proxy cards.

The Company will deliver promptly upon written or oral request a separate copy of the Annual Report and the Proxy Statement to any stockholder at a shared address to which a single copy of either of those documents was delivered. To receive a separate copy of the Annual Report or Proxy Statement, you may write to Mr. John G. Sharkey, Secretary, TSR, Inc., 400 Oser Avenue, Suite 150, Hauppauge, NY 11788, or call (631) 231-0333.

Other Business Solicitation and Expenses of Solicitation

The Board does not know of any other matters to be brought before the 2018 Annual Meeting, except those set forth in the notice thereof. If other business is properly presented for consideration at the 2018 Annual Meeting, it is intended that the proxies will be voted by the persons named therein in accordance with their judgment on such matters.

The cost of preparing this Proxy Statement and all other costs in connection with this solicitation of proxies for the 2018 Annual Meeting of Stockholders are being borne by the Company. In addition to solicitation by mail, the Company’s directors, officers, and regular employees, without additional remuneration, may solicit proxies by telephone, e-mail, facsimile and personal interviews. The Company has also retained the firm of Alliance Advisors LLC (“Alliance”) to aid in the solicitation of banks, brokers, institutional and other stockholders for a fee of approximately $66,000 plus reimbursement of expenses. Brokers, custodians, and fiduciaries will be requested to forward proxy soliciting material to the beneficial owners of Common Stock held in their names, and the Company will reimburse them for their out-of-pocket expenses incurred in connection with the distribution of proxy materials.

Forward-Looking Statements

Certain statements in this Proxy Statement which are not historical facts may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Words such as “anticipate,” “believe,” “demonstrate,” “estimate,” “expect,” “forecast,” “intend,” “likely,” “may,” “plan,” “should,” and “will,” and similar expressions identify forward-looking statements. Such forward-looking statements are based upon the Company’s current plans, estimates and expectations and are not a representation that such plans, estimates, or expectations will be achieved. Specifically, forward-looking statements in this document may include, but are not limited to, the statements concerning the ultimate consummation of the Company’s and Christopher Hughes’ purchase of Common Stock from the Investor Parties and the slate of nominees that will stand for election to the Board, as well as the statements regarding TSR’s pursuit of one or more potential acquisitions and its potential impact on the Company or its profitability. These and other forward-looking statements involve known and unknown risks, uncertainties and other factors that are difficult to predict and which may cause the actual events to differ materially from the expectations, intentions, beliefs, plans or predictions of the future expressed or implied by such forward-looking statements. These risks, uncertainties and other factors include, among others, the factors and matters described in the Company’s filings with the SEC, including, but not limited to, the Company’s most recent Form 10-K, Forms 10-Q and Forms 8-K, which are available at www.sec.gov. The forward-looking statements included in this Proxy Statement are made only as of the date of this Proxy Statement and we do not undertake any obligation to publicly update any forward-looking statements to reflect subsequent events or circumstances, except as required by law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

Your cooperation in giving these matters your immediate attention and in returning your proxies will be appreciated.

By Order of the Board of Directors,
John G. Sharkey, Secretary
October 4, 2019

TSR INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

TSR, INC.

400 OSER AVENUE, SUITE 150, HAUPPAUGE, NY 11788

The undersigned hereby appoints CHRISTOPHER HUGHES and JOHN G. SHARKEY or either of them, each with full power of substitution, proxies of the undersigned to vote all shares of common stock of TSR, Inc. (“TSR” or the “Company”) which the undersigned is entitled to vote at the 2018 Annual Meeting of Stockholders of the Company (the “2018 Annual Meeting”) to be held on October 22, 2019 at 9:00 a.m., at the Radisson Hotel 110 Vanderbilt Motor Parkway, Hauppauge, New York 11788, and all postponements or adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally present thereat.

(Continued, and to be marked, dated and signed, on the other side)

▲PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.▲

Important Notice Regarding the Availability of Proxy Materials for the 2018 Annual Meeting of Stockholders to be held October 22, 2019. The Annual Report and Proxy Statement is available at http://www.viewproxy.com/tsr/2018

PLEASE MARK YOUR VOTE LIKE THIS ☒

The Board of Directors recommends you vote **FOR** the following proposal:

1. Election of the following Class I Directors for a three (3) year term:

01 Ira D. Cohen	FOR ☐	WITHHOLD ☐
02 Raymond A. Roel	FOR ☐	WITHHOLD ☐

If the TSR Slate of nominees is withdrawn in the circumstances detailed in the Company's Definitive Proxy Statement, then a vote for the TSR Slate of nominees will be deemed a vote for the Zeff Slate of nominees, consisting of H. Timothy Eriksen and Bradley M. Tirpak. Please see the Company's Definitive Proxy Statement for additional information.

DO NOT PRINT IN THIS AREA
(Shareholder Name & Address Data)

CONTROL NUMBER

The Board of Directors recommends you vote **FOR** the following proposal:

2. Ratification of appointment of CohnReznick LLP as the Compan y's independent registered accountants for the 2019 fiscal year:

☐ FOR ☐ AGAINST ☐ ABSTAIN

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS INDICATED, IT WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEES LISTED UNDER PROPOSAL 1 (IRA D. COHEN AND RAYMOND A. ROEL) AND A VOTE FOR THE APPROVAL OF PROPOSAL 2.

If any business other than the matters described above is presented at the 2018 Annual Meeting, this proxy will be voted in accordance with the best judgment of the named proxies. Rule 14a-4(c)(1) of the Exchange Act governs our use of our discretionary proxy voting authority with respect to a matter that is not known by us a reasonable time before our solicitation of proxies. It provides that if we do not know, a reasonable time before making our solicitation, that a matter is to be presented at the meeting, then we are allowed to use our discretionary voting authority when the proposal is raised at the meeting, without any discussion of the matter in this Proxy Statement. At the time this Proxy Statement was mailed, we knew of no matters which needed to be acted on at the 2018 Annual Meeting, other than those discussed in this Proxy Statement.

Note: Please sign as name(s) appear(s) hereon. Proxies should be dated when signed. When signing as attorney, executor, administrator, trustee or guardian, the full title of such should be given. Only authorized officers should sign for a corporation. If shares are registered in more than one name, each joint owner should sign.

Signature Date

Signature, if held jointly Date

▲PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.▲

CONTROL NUMBER

INSTRUCTIONS AND OPTIONS FOR VOTING:

INTERNET

Vote Your Proxy on the Internet:

Go to www.AALVote.com/TSRI

Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

TELEPHONE

Vote Your Proxy by Phone:

Call 1 (866) 804-9616

Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.

MAIL

Vote Your Proxy by Mail:

Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.